                                                                EXHIBIT 25.1
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                        Securities Act of 1933 File No: _____________ (If application to determine eligibility of trustee for delayed offering pursuant to Section 305(b)(2))


                              GENERAL INSTRUCTIONS

A. RULE AS TO THE USE OF FORM T-1.

        Form T-1 shall be used for statements of eliglbility of corporations designated to act as trustees under trust indentures to be qualitied pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 also shall be used for statements of eligibility of foreign trustees under trust indentures to be qualified pursuant to Sections 305 or 307, where a prior order has been issued pursuant to Section 310(a)(1) or 304(d), or the Commission has promulgated a rule under such sections permitting the trustee to act as a sole trustee under the indenture to be qualified. Finally, Form T-1 shall be used for applications to determine the eligibility of a trustee pursuant to Sec-tion 305(b)(2) of the Act.

B. OBLIGATIONS DEEMED TO BE IN DEFAULT.

   Item 13 requires disclosure of defaults of the obligor on securities issued under indentures under which the applicant is trustee.

        If the obligor is not in default, the applicant is required to provide responses to Items 1, 2, and 16 of Form T-1. In addition, Item 15 would be applicable to foreign trustees. If the obligor is in default, the applicant must respond to all of the items in the Form T-1.

        An obligor shall be deemed to be in default upon the occurrence of acts or conditions as defined in the indenture, but exclusive of any period of grace or requirement of notice.

C. APPLICATION OF GENERAL RULES AND REGULATIONS.

        The General Rules and Regulations under the Trust Indenture Act of 1939 are applicable to statements of eligibility on this form. Attention is particularly directed to Rules 0-1 and 0-2 as to the meaning of terms used in the rules and regulations. Attention is also directed to Rule 5a-3 regarding the filing of statements of eligibility and qualification and to Rule 7a-16 regarding the inclusion of items, the differentiation between items and answers, and the omission of instructions.

D. SCOPE OF ITEMS AND INSTRUCTIONS.

     The items and instructions require information only as to the trustee, unless the context clearly shows otherwise.

E. CALCULATION OF PERCENTAGES OF SECURITIES.

   The percentages of securities required by this form are to be calculated in accordance with the provisions of Rule 10b-1.

F. ITEMS RELATING TO UNDERWRITERS.

        Wherever any item of the form requires information with respect to an underwriter for the obligor, the information is to be given as to every person who, within one year prior to the date of filing the statement of eligibility and qualification, acted as an underwriter of any security of the obligor outstanding on the date of filing the statement and as to every proposed principal underwriter of the securities proposed to be offered. The term "principal underwriter" means an underwriter in privity of contract with the issuer of the securities as to which he is an underwriter.

G. COORDINATION WITH DELAYED OFFERING REGISTRATION STATEMENT

        When the Form T-1 is used for applications to determine the eligibility of a trustee pursuant to Section 305(b)(2), the following provisions shall apply:
1. The file number under the Securities Act of 1933 for the delayed offering registration statements to which the application applies shall be placed in the upper right hand corner of the cover page of the Form T-1.
2. The description of the indenture securities included under "Title of Securities" should specify whether the application relates to a single tranche or to all of the securities registered pursuant to the delayed offering registration statement.

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
PURSUANT TO SECTION 305(b)(2) /  /

                          The Huntington National Bank
- -----------------------------------------------------------------------
            (Exact name of trustee as specified in its charter)

                                                           31-0966785
- -------------------------------------------------------------------------
(Jurisdiction of incorporation or            (I.R.S Employer Identification
organization if not a U.S. national                     Number)
bank)

41 South High Street, Columbus, Ohio                        43215
- --------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip code)

Ralph K. Frasier, General Counsel, The Huntington National Bank, 41 S. High
- ---------------------------------------------------------------------------
Street,  HC3412   (Name, address and telephone number of agent for service)
Columbus, OH  43215

                            Waxman Industries, Inc.
- ---------------------------------------------------------------------------
           (Exact name of obligor as specified in its charter)

Delaware                                                34-0899894
- ---------------------------------------------------------------------------
(State or other jurisdiction of              (I.R.S. Employer Identification
incorporation or organization)                            No.)

24460 Aurora Road, Bedford  Heights, OH                  44146
- ---------------------------------------------------------------------------
(Address of principal executive offices)              (Zip code)

Waxman Industries, Inc.  12 3/4% Senior Secured Deferred Coupon Note
- ---------------------------------------------------------------------------
due 2004, Series B      (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION.
      Furnish the following information as to the trustee -- See Item 1 attached

      (a) Name and address of each examining or supervising authority to which it is subject.

      (b) Whether it is authorized to exercise corporate bust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.  The Obligor is not an affiliate of
      The Trustee. If the obligor is an affiliate of the bustee, describe each such affiliation.

Instructions.
1. The term "affiliate" is defined in Rule 0-2 of the General Rules and Regulations under the Act. Attention is also directed to Rule 7a-26.
2. Include the name of each such affiliate and the names of all intermediary affiliates, if any. Indicate the respective percentage of voting securities or other bases of control giving rise to the affiliation.

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.
      Furnish the following information as to each class of voting securities of the trustee:
      As of ______________________________ (Insert date within 31 days).

- -----------------------------------------------------------------------------
                Col. A                                  Col. B.
            Title of Class                       Amount Outstanding
- -----------------------------------------------------------------------------
Instruction.  The term "voting security" is defined in Section 303(16) of the
              Act.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.
  If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities. of the obligor are outstanding, furnish the foliowing information:

  (a) Title of the securities outstanding under each such other indenture.

  (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section
      310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.
  If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

Instructions.

1. Notwithstanding General Instruction F, the term "underwriter" as used in this item does not refer to any person who is not currently engaged in the business of underwriting.
2. The terms "employee," "appointee," and "representative," as used in this item, do not include connections in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, esrow agent, or depositary, or in any other similar capacity or connections in the capacity of trustee, whether under an indenture or otherwise.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
        OFFICIALS.
     Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor:
     As of___________________________ (Insert date within 31 days).

Instructions.
1. Names of persons who do not own beneficially any of the securities specified may be omitted.
2. No information need be given in any case where the amount of voting securities of the trustee, owned beneficially by the obligor and its directors, partners, and executive officers, taken as a group, does not exceed 1 percent of the outstanding voting securities of the trustee.

- -----------------------------------------------------------------------------
    Col. A          Col. B.            Col. C                  Col. D
                                                       Percentage of Voting
                                     Amount Owned   Securities Represented by
  Name of Owner   Title of Class     Beneficially    Amount Given in Col. C
- -----------------------------------------------------------------------------
ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
        OFFICIALS.
     Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:
     As of_________________________________ (Insert date within 31 days).

Instructions.
1.  Instruction 1 to Item 6 shall be applicable to this item.
2. The name of each director, partner, or executive officer required to be given in Column A shall be set forth under the name of the underwriter of which he is a director, partner, or executive officer.
3. No information need be given in any case where the amount of voting securities of the trustee owned beneficially by an underwriter and its directors, partners, and executive officers, taken as a group, does not exceed 1 percent of the outstanding voting securities of the trustee.

- -----------------------------------------------------------------------------
    Col. A          Col. B.            Col. C                  Col. D
                                                       Percentage of Voting
                                     Amount Owned   Securities Represented by
  Name of Owner   Title of Class     Beneficially    Amount Given in Col. C
- -----------------------------------------------------------------------------

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.
  Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:
  As of______________________________ (Insert date within 31 days).

Instructions.
1. As used in this item, the term "securities" includes only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay monies lent to a person by one or more banks, trust companies, or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness.
2. For the purposes of this item the trustee shall not be deemed the owner or holder of (a) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default, or (b) any security which it holds as collateral security under the indenture to be qualified, irrespective of any default thereunder, or (c) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.
3. No information need be furnished under this item as to holdings by the trustee of securities already issued under the indenture to be qualified or securities issued under any other indenture under which the trustee is also trustee.
4. No information need be given with respect to any class of securities where ihe amount of securities of the class which the trustee owns beneficially or holds as collateral security for obligations in default does not exceed 1 percent of the outstanding securities of the class.

- ------------------------------------------------------------------------------------
  Col. A              Col. B.                    Col. C                  Col. D
                                              Amount Owned       Percentage of Class
                Whether the Securities   Beneficially or Held as   Represented by
                    are Voting or        Collateral Security for    Amount Given
Title of Class   Nonvoting Securities    Obligations in Default        in Col. C
- ------------------------------------------------------------------------------------

ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.
    If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:
    As of______________________________ (Insert date within 31 days).

- ---------------------------------------------------------------------------------------
  Col. A                 Col. B.                 Col. C                  Col. D
                                              Amount Owned
                                         Beneficially or Held as
                                         Collateral Security for   Percentage of Class
  Title of Issuer                         Obligations in Default  Represented by Amount
and Title of Class   Amount Outstanding       by Trustee             Given in Col. C
- ---------------------------------------------------------------------------------------

Instruction. Instructions 1, 2, and 4 to Item 8 shall be applicable to this item.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.
    If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:
      As of_________________________ (Insert date within 31 days).

- ---------------------------------------------------------------------------------------
  Col. A                 Col. B.                 Col. C                  Col. D
                                              Amount Owned
                                         Beneficially or Held as
                                         Collateral Security for   Percentage of Class
  Title of Issuer                         Obligations in Default  Represented by Amount
and Title of Class   Amount Outstanding       by Trustee             Given in Col. C
- ---------------------------------------------------------------------------------------

Instruction. Instructions 1, 2, and 4 to Item 8 shall be applicable to this item.
                                       4

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.
   If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.
   As of_________________________ (Insert date within 31 days).

- ---------------------------------------------------------------------------------------
  Col. A                 Col. B.                 Col. C                  Col. D
                                              Amount Owned
                                         Beneficially or Held as
                                         Collateral Security for   Percentage of Class
  Title of Issuer                         Obligations in Default  Represented by Amount
and Title of Class   Amount Outstanding       by Trustee             Given in Col. C
- ---------------------------------------------------------------------------------------

Instruction. Instructions 1, 2 and 4 to Item 8 shall be applicable to this item.

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.
     Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

     As of___________________________________ (Insert date within 31 days).

- -----------------------------------------------------------------------------
           Col. A                     Col. B                 Col. C
   Nature of Indebtedness        Amount Outstanding         Date Due
- -----------------------------------------------------------------------------

Instructions.
1. No information need be provided as to: (a) the ownership of securities issued under any indenture or any security or securities having a maturity of more than one year at the time of acquisition by the indenture trustee; (b) disbursements made in the ordinary course of business in the capacity of trustee of an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity; (c) indebtedness created as a result of services rendered or premises rented; or indebtedness created as a result of gcods or securities sold in a cash transaction;
   (d) the ownership of stock or of other securities of a corporation organized under Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of an obligor upon the indenture securities; or (e) the ownership of any drafts, bills of exchange, acceptances, or obligations which fall within the classification of self-liquidating paper.
2. Information should be given as to the general type of indebtedness, such as lines of credit, commercial paper, long-term notes, mortgages, etc.

ITEM 13.  DEFAULTS BY THE OBLIGOR.
     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.
     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the in-denture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.
     If any underwriter is an affiliate of the trustee, describe each such affiliation.

Instructions.
1. The term "affiliate" as defined in Rule 0-2 of the General Rules and Regulations under the Act. Attention is directed to Rule 7a-26.
2. Include the name of each such affiliate and the names of all intermediate affiliates, if any. Indicate the respective percentage of voting securities or other bases of control giving rise to the affiliation.

ITEM 15.  FOREIGN TRUSTEE.
     Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

ITEM 16.  LIST OF EXHIBITS.
     List below all exhibits filed as a part of this statement of eligibility.

Instructions. Subject to Rule 7a-29 permitting incorporation of exhibits by reference, the following exhibits are to be filed as a part of the statement of eligibility of the trustee. Such exhibits shall be appropriately lettered or numbered for convenient reference. Exhibits incorporated by reference may be referred to by the designation given in the previous filing. Where exhibits are incorporated by reference, the reference shall be made in the list of exhibits called for under Item 16. If the certificate of authority to commence business (Exhibit 2) and/or the certificate to exercise corporate trust powers (Exhibit 3) is contained in another exhibit, a statement to that effect shall be made, identifying the exhibit in which such certificates are included. If an applicable exhibit is not in English, a translation in English shall also be filed. In response to Exhibit 7, foreign trustees shall provide financial information sufficient to provide the information required by Section
310(a)(2) of the Act.
1.  A copy of the articles of association of the trustee as now in effect.
2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.
3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2) above.
4. A copy of the existing bylaws of the trustee, or instruments corresponding thereto.
5. A copy of each indenture referred to in Item 4, if the obligor is in default.
6. The consents of United States institutional trustees required by Section 321(b) of the Act.
7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.
9. Foreign trustees are required to furnish a consent to service of process (see Rule 10a-4 under the Act).


                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee The Huntington Nataional Bank, a National Association [state form of organization] organized and existing under the laws of the U.S., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cleveland, and State [or other jurisdiction] of Ohio, on the 14th day of September, 94.
          (Year)

                                            Huntington National Bank
                                        --------------------------------
                                                    (Trustee)

                                        By:  /s/ F. G. Lamb
                                           -----------------------------
                                           F. G. LAMB    (Name and Titie)
                                           Trust Officer

Instruction. The name of each person signing the statement of eligibility shall be typed or printed beneath the signature.

                                                        ITEM 1
(a)  Office of the Controller of Currency
     Central District
     One Financial Plaza
     440 South LaSalle Suite 2700
     Chicago, Illinois 60605



     Federal Deposit Insurance Corporation
     Chicago Region
     30 South Wacker Drive
     Chicago, Illinois 606505



(b) Yes, The Huntington National Bank is authorized to exercise corporate trust powers.

                                                                  ITEM 16

                                                                  EXHIBIT 1
                                      Charter No. 7745


                            ARTICLES OF ASSOCIATION
                                       OF
                          THE HUNTINGTON NATIONAL BANK


     FIRST.   The title of this Association shall be The
Huntington National Bank.

     SECOND. The main office of the Association shall be in the City of Columbus, County of Franklin, State of Ohio.
The general business of the Association shall be conducted at its main office and its branches.

     THIRD.   The Board of Directors of this Association
shall consist of not less than five nor more than twenty-five shareholders, the exact number of directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors then in office or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by an action of a majority of the Board of Directors then in office. Each director, during the term of his directorship, shall own shares of this Association, or of another corporation who's shares are acceptable under law as director's qualifying shares, the aggregate par value of which is at least $1,000.

     FOURTH. The annual meeting of the shareholders for the election of directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate on the day of each year specified therefor in the Bylaws, but if no election is held on that day, it may be held according to such lawful regulations as may be prescribed by the Board of Directors.

     FIFTH. The authorized amount of capital stock of this Association shall be 4,000,000 shares of common stock of the par value of Ten Dollars ($10.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

     No holder of shares of the capital stock of any class of this Association shall have any preemptive or preferential right of subscription to any shares of any class of stock of this Association, whether now or hereafter authorized, or to any obligations convertible into stock of this Association issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

     This Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

     SIXTH. The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board, unless the Board appoints another director to be the Chairman. The Board of Directors may appoint one or more directors to be Vice Chairmen of the Board. The Board of Directors shall have the power to appoint one or more Vice Presidents, and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

     The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them in accordance with the Bylaws; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of this Association shall be made; to manage and administer the business and affairs of this Association; to make all Bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

     SEVENTH. The Board of Directors shall have the power to change the location of the main office to any other place within the limits of the City of Columbus, Ohio, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of this Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

     EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

     NINTH. The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual, and every special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the day of such meeting to each shareholder of record at his address as shown upon the books of this Association.

     TENTH. This Association shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Association to indemnify other employees, members of committees and agents consistent with law.

     This Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, members of committees, officers, agents and other employees to the extent that such indemnification is allowed by law; provided, however, that neither indemnification nor insurance coverage therefor shall be extended to a formal order assessing civil money penalties against an Association director or employee pursuant to the provisions of Title 12 United States Code, including, but not limited to, Sections 93(b), 504, 1818(i) or 1972(2)(F).

     ELEVENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the shares of common stock of this Asociation, unless the vote of the holders of a greater amount of the shares of common stock is required by law, and in that case by the vote of the holders of such greater amount.

     TWELFTH. Wherever in these Articles of Association the context requires, references to the masculine shall be deemed to include the feminine and references to the singular shall be deemed to include the plural.

                                                ITEM 16

                                                EXHIBIT 2


                COMPTROLLER OF THE CURRENCY

TREASURY DEPARTMENT                     OF THE UNITED STATES

                     WASHINGTON, D.C.,

        Whereas, satisfactory evidence has been presented to the Comptroller of the Currency that "THE HUNTINGTON NATIONAL BANK", located in COLUMBUS, State of OHIO, has complied with all provisions of the statutes of the United States required to be complied with before being authorized to commence the business of banking as a National Banking Association;

        Now, therefore, I hereby certify that the above-named association is authorized to commence the business of banking as a National Banking Association.


                        In testimony whereof, witness my signature and seal of office this 28TH day of DECEMBER, 1979.

                                                 /s/ John G. Helmann
Charter No. 7745.                               ---------------------------
                                                John G. Helmann

                                                   ITEM 16

                                                   EXHIBIT 3



                        COMPTROLLER OF THE CURRENCY
                 TREASURY DEPARTMENT OF THE UNITED STATES
                             WASHINGTON, D.C.



        WHEREAS, THE HUNTINGTON NATIONAL BANK, LOCATED IN COLUMBUS, STATE OF OHIO, BEING A NATIONAL BANKING ASSOCIATION, ORGANIZED UNDER THE STATUTES OF THE UNITED STATES, HAS MADE APPLICATION FOR AUTHORITY TO ACT AS FIDUCIARY

        AND WHEREAS, APPLICABLE PROVISIONS OF THE STATUTES OF THE UNITED STATES AUTHORIZE THE GRANT OF SUCH AUTHORITY;

        NOW THEREFORE, I HEREBY CERTIFY THAT THE NECESSARY APPROVAL HAS BEEN GIVEN AND THAT THE SAID ASSOCIATION IS AUTHORIZED, EFFECTIVE AS OF
THE CLOSE OF BUSINESS DECEMBER 31, 1979, TO ACT IN ALL FIDUCIARY CAPACITIES PERMITTED BY SUCH STATUTES.


                                IN TESTIMONY WHEREOF, WITNESS MY
                                SIGNATURE AND SEAL OF OFFICE THIS
                                THIRTY-FIRST DAY OF DECEMBER, 1979.

                                /s/ John G. Helmann
                                ----------------------------------
                                (Signed)  John G. Helmann

                                COMPTROLLER OF THE CURRENCY

TO WHOM IT MAY CONCERN:

This is to certify that The Huntington National Bank, Columbus, Ohio, organized under the laws of the United States of America, has complied with the laws relating to trust companies under Chapter 1109 of the Ohio Revised Code and is qualified to exercise trust powers in Ohio. Witness my hand and official seal at the city of Columbus, this 16th day of April, 1981.

                                /s/  Frederick E. Mills
                                -------------------------------
                                Frederick E. Mills
                                Superintendent of Banks

                                                ITEM 16

                                                EXHIBIT 4


                                     BYLAWS

                                       OF

                          THE HUNTINGTON NATIONAL BANK




                                   ARTICLE I

                            MEETINGS OF SHAREHOLDERS




        Section 1.1. ANNUAL MEETING.  The regular annual
meeting of the shareholders of the Association for the election of directors and for the transaction of such other business as may properly come before it shall be held at the principal office of the Association in Columbus, Ohio, or at such other place as the Board of Directors (referred to in these Bylaws as "Directors") may designate, between the hours of 10:00 A.M. and 5:00 P.M., on the third Wednesday in April, at such specific hour as the Directors may designate. Notice of such meeting shall be mailed, first class mail, postage prepaid, at least ten (10) days before the date thereof, addressed to each shareholder at his
address appearing on the books of the Association.   If, for any
reason, directors are not elected at this meeting, the meeting may be adjourned to a later date for such purpose or, if this is not done, the Directors shall order an election to be held on some subsequent day as soon thereafter as practicable, according to the provisions of law; and notice thereof, shall be given in the manner herein provided for the annual meeting.

        Section 1.2. SPECIAL MEETINGS. Except as otherwise specifically provided by statute, special meetings of the shareholders may be called for any purpose at any time by the Directors or by any shareholder or shareholders owning, in the aggregate, not less than twenty-five percent (25%) of the outstanding shares of stock of the Association. Every such special meeting, unless otherwise provided by law or unless such notice is waived as provided by these Bylaws, shall be called by mailing, first class mail, postage prepaid, not less than ten
(10) days before the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association, notice stating the time, place, and purpose of the meeting.


        Section 1.3. RECORD DATE FOR SHAREHOLDERS' MEETINGS. Shareholders entitled to notice of the annual meeting or any special meeting shall be the shareholders shown by the records of the Association to be shareholders on such record date as may be fixed in advance by the Directors, which date shall not be more than twenty (20) days and not less than ten (10) days before the date set for such shareholders' meeting.

        Section 1.4. NOMINATIONS FOR ELECTION TO THE BOARD OF DIRECTORS. Nominations may be made by the Directors, Executive Committee of the Board of Directors or by any holder of any outstanding class of capital stock of the Association entitled to vote for the election of directors, provided that, except as hereinafter provided, no person who shall have attained the age of 65 years prior to the date set for the election and who has been employed on a full-time basis by the Association, Huntington Bancshares Incorporated or any affiliate of Huntington Bancshares Incorporated nor any other person who shall have attained the age of 70 years prior to the date set for the election, shall be nominated by the Directors. The age limitations set forth herein for former full-time employees shall not be applicable to former Chief Executive Officers of this Association, its predecessor The Huntington National Bank of Columbus or Huntington Bancshares Incorporated. Such Chief Executive Officers shall, instead, be subject to the general age limitations set forth for non-former employee directors. Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee;
(b) the principal occupation of each proposed nominee;   (c) the
total number of shares of capital stock of the Association that
will be voted for each proposed nominee;   (d) the name and
residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the meeting, and upon his instructions, the vote tellers may disregard all votes cast for each such nominee.


        Section 1.5. PROXIES. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of the Association shall act as proxy. Proxies need not be witnessed or acknowledged and shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting.


        Section 1.6.  QUORUM.  At every meeting of
shareholders, each shareholder shall be entitled to cast one vote either in person or by proxy for each share of stock held by him as shown by the records of the Association on the record date fixed by the Directors pursuant to Section 1.3 hereof upon any matter coming before the meeting except as otherwise expressly provided by these Bylaws. A majority of the outstanding shares of stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders unless otherwise provided by law; but less than a quorum may adjourn a meeting from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.


        Section 1.7.  WAIVER OF NOTICE.  Any shareholder may,
in writing, waive notice of any regular or special meeting at any time before or after the holding thereof.

                                   ARTICLE II


                                   DIRECTORS



        Section 2.1.  AUTHORITY OF DIRECTORS. The Directors
shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by the Directors, but the Directors may delegate powers as provided in these Bylaws.


        Section 2.2. NUMBER. The Directors shall consist of not less than five (5) nor more than twenty-five (25) persons, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the Directors then in office or by resolution of the shareholders at any meeting thereof, provided, however, that a majority of the Directors may not increase the number of directors to a number which (d) exceeds by more than two (2) the number of directors last elected by the shareholders where such number was fifteen (15) or less, and (b) to a number which exceeds by more than four (4) the number of directors last elected by shareholders where such number was sixteen (16) or more, but in no event shall the number of directors exceed twenty-five (25).


        Section 2.3.  REGULAR MEETINGS.  Except as otherwise
provided in these Bylaws, regular meetings of the Directors shall be held without a formal legal notice and at such times and places as the Directors shall determine by resolution.


        Section 2.4 SPECIAL MEETINGS. Except as otherwise provided in these Bylaws, special meetings of the Directors may be called by the Chairman of the Board of Directors (referred to in these Bylaws as the "Chairman"), a Vice Chairman of the Board of Directors (referred to in these Bylaws as a "Vice Chariman"), or the President, upon not less than one (1) hour's notice and at the request of three or more directors, upon not less than two
(2) days' notice. Each director shall be given notice stating the time, place and purpose of a special meeting. Notice may be given in writing, in person, by telephone or telegraph.

        Directors may participate in such special meetings through use of conference telephone or similar communication equipment, so long as all members participating in such meetings can hear one another.


        Section 2.5.  ORGANIZATION MEETING.   If possible, the
Directors shall meet on the same day of and after the annual meeting of shareholders at which they are elected for the purpose of organizing and for the purpose of electing officers of the Association for the succeeding year, but in any event, the Directors shall be organized and officers elected no later than the next regular meeting of Directors or within thirty (30) days
of the date of the annual meeting whichever occurs first.   If at
the time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time time, until a quorum is obtained.
                                      -8-

        Section 2.6. QUORUM. At any meeting of the Directors, a majority of the directors then in office shall constitute a quorum. L ss than a quorum may adjourn any meeting from time to time, and the meeting may be held as adjourned without further notice. In the event of the death or disability of Directors by reason of war or other catastrophe, reducing the total Directors to less than that required for a quorum, a majority of the remaining directors shall constitute a quorum.


        Section 2.7. WAIVER OF NOTICE. Any director may, in writing, waive notice of any regular or special meeting at any time before or after the holding thereof. The presence of a director at a regular or special meeting shall constitute on his part a waiver of the notice for such meeting.


        Section 2.8. VACANCIES. When any vacancy occurs among the Directors, the remaining Directors may appoint a director to fill such vacancy at any regular meeting of the Directors or at
any special meeting called for that purpose.   If such a vacancy
is to be filled at a regular or special meeting of Directors, not less than five (5) days' notice of such meeting shall be given in writing, in person, by telephone or telegraph to each director of the Association. Such notice shall include a statement that such action is to be taken at the regular or special meeting. Any directorships not filled by the shareholders shall be treated as vacancies to be filled by and in the discretion of the Directors.


        Section 2.9. TERM. A director elected at the annual meeting of shareholders shall hold office until the next annual meeting of shareholders or until his successor has been elected and qualified. A director elected to fill a vacancy shall hold office until the next annual meeting of shareholders or until his successor is elected and qualified, provided, however, that, unless otherwise provided by law, any director may be removed from office by a majority vote of the outstanding shares of stock entitled to be voted at any special meeting of shareholders called for that purpose.

        Section 2.10. COMPENSATION. The Directors shall have authority to vote themselves reasonable compensation for their services as Directors. Reasonable compensation shall also be allowable to Directors and members of committees authorized by Directors for attendance at meetings of Directors or of any committee. The Directors may provide for their own indemnification and reimbursement of others, by the Association for liability and expenses actually incurred in connection with any action, suit or proceeding, civil or criminal, to which they shall be made a party by reason of having acted for the Association, subject to the limitations set forth in Article Tenth of the Articles of Association, and the Directors may authorize the purchase of insurance to provide therefor.


        Section 2.11. DECLARATION OF DIVIDENDS. The Directors may, in their discretion, from time to time declare dividends as permitted by law. Such dividends may be payable in money, stock of the Association or in other assets of the Association. The Directors may fix a date not exceeding thirty (30) days preceding the date fixed for the payment of any dividend as the record date for the determination of shareholders entitled to receive payment of any dividend, provided the record date shall be not less than seven (7) days after the date on which the dividend is declared; and only shareholders of record on the date so fixed shall be entitled to receive such dividend notwithstanding any transfer of shares on the books of the Association after any record date so fixed.


        Section 2.12.  POWER OF DIRECTORS TO APPOINT
COMMITTEES. The Directors having the power to manage and administer the business and affairs of the Association from time to time may delegate these powers to committees which, except as otherwise provided in these Bylaws, may, but need not necessarily, include directors. By the appointment of such committees, the Directors do not thereby relieve themselves of their responsibility of directing the business and affairs of the Association. The committees so appointed, including committees of the Trust Department, shall be annually appointed by the Directors at their organization meeting unless they shall specifically determine not to appoint such committees.

        The Directors shall appoint a Chairman of each committee and such Chairman or any member of the committee designated by him shall preside at the meetings of the committee. In the event of the death, prolonged absence or the inability of the Chairman of any committee to act, the Executive Committee may appoint an Acting Chairman of such committee who shall assume the duties and have the powers of the Chairman of such committee until the Chairman returns to service or the Directors elect a new Chairman. Alternate members may be appointed to each committee and such alternate members may act at any meeting of a committee at which a regular committee member or members shall be absent. Unless otherwise stated in these Bylaws, each committee shall meet upon the call of its Chairman or upon the call of any two of its members. A majority of the members of any committee shall constitute a quorum and each committee may elect its own Secretary who need not be from among its own members. Minutes of all meetings of committees shall be kept and shall be presented to regular meetings of the Directors.

        Members of all committees may participate in meetings of their respective committees through use of conference telephone or similar communications equipment, so long as all members participating in such meetings can hear one another.

        Each committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of Directors, and any action taken by the Directors with respect thereto shall be entered into the minutes of the Directors.



                                  ARTICLE III

                                   COMMITTEES


                        (Exclusive of Trust Department)



        Section 3.1. EXECUTIVE COMMITTEE.  The members of the
Executive Committee shall be directors and shall include the Chief Executive Officer, and no less than three (3) other directors of the Association who are not officers.

        Except as otherwise provided in these Bylaws, the Executive Committee may exercise all of the powers of Directors during intervals between meetings thereof, including the power to authorize the execution of contracts, deeds, leases, and other agreements respecting real or personal property. It may fill vacancies occurring in any committee appointed by the Directors
between regular meetings of the Directors.   It may fill vacancies
occurring in any offices between meetings of Directors and, when deemed necessary, may create new offices and elect persons to
fill such offices.   It shall have general supervision over all
expenditures of the Association and shall consider and act upon any matter submitted to it by the Directors or by the Chairman of such Committee and shall advise the Directors in regard to the policies of the Association and the conduct of its affairs. The Executive Committee shall not, however, exercise the power of Directors to declare dividends.


        Section 3.2. OPERATING COMMITTEES. There shall be one or more Operating Committees each of which shall include at least two (2) members who are directors, and at least two members who are not officers, and such additional members as the Directors may from time to time determine.

        In the event that more than one Operating Committee shall be established, the Chief Executive Officer shall specify their respective responsibilities and such Committee shall be known as Regional Operating Committees. Any Operating Committee or Regional Operating Committee shall have the authority to establish, through committees or otherwise, the organization and structure within the Association for the making of loans and establishing of lines of credit and the Committee shall review periodically the overall functioning of such organization and
structure.   It shall have the general authority to appoint other
committees which need not necessarily include members of the Operating Committee. Any Operating Committee or Regional Operating Committee shall have general supervision and control of all such committees appointed by it pursuant to the authority granted above.


        Section 3.3. AUDIT COMMITTEE. There shall be an Audit Committee composed of not less than three (3) Directors or other persons, none of whom shall be active officers of the Association
or members of the Trust Committee.   In the absence of any
appointment to the contrary, the chairman, members and alternates from time to time serving on the Audit Committee of the Board of

Directors of Huntington Bancshares Incorporated, shall be deemed to be the chairman, members and alternates, respectively of the Audit Committee of this Association.

        It shall be the duty of the Audit Committee to make an examination at least once during each calendar year and within 15 months of the last such examination into the affairs of the Association or cause suitable examinations to be made by auditors responsible only to the Directors and to report the result of such examination to the Directors at the next regular meeting thereafter. Such report shall state whether the Association is in a sound condition and whether adequate internal controls and procedures are being maintained. Such report shall also recommend to the Directors such changes in the manner of conducting the affairs of the Association as shall be deemed advisable.

        It shall also be the duty of the Audit Committee to conduct or cause to be conducted periodic audits of the Trust
Department, or to adopt an adequate continuous audit system.


        Section 3.4. COMPENSATION COMMITTEE. There shall be a Compensation Committee composed of not less than three (3) Directors or other persons, none of whom shall be active
officers.   In the absence of any appointment to the contrary, the
chairman, members and alternates from time to time serving on the Compensation Committee of the Board of Directors of Huntington Bancshares Incorporated, shall be deemed to be the chairman, members and alternates, respectively, of the Compensation Committee of this Association.

        It shall be the duty of the Compensation Committee to act upon matters of compensation in accordance with Section 4.3 of
ARTICLE IV of these Bylaws.


        Section 3.5 OTHER COMMITTEES. The Directors may appoint such other committees from time to time as they may deem proper for the management of the business and affairs of the Association, and the Directors may delegate to the Executive Committee or to the Chairman of the Executive Committee the appointment of other committees which they may deem necessary for the direction of the business and affairs of the Association.

                                   ARTICLE IV

                                    OFFICERS


        Section 4.1. OFFICERS. The officers of this Association shall be a Chairman, President, one or more Vice Presidents, a Cashier, one or more Assistant Cashiers and such other officers as may be designated as such from time to time by the Directors. The Directors may also elect one or more Vice Chairmen and one or more Regional Presidents and if so elected, they shall be officers of the Association. The Chairman, a Vice Chairman, or the President shall be designated by the Directors as Chief Executive Officer of the Association.

        The duties, powers and authority of officers shall be such as usually pertain to their respective offices, unless otherwise prescribed in these Bylaws or by the Directors.

        If the Directors shall elect a Chairman, he shall preside at all meetings of the shareholders and Directors and, in the Chairman's absence, the President shall preside at such meetings; and in the President's absence, a Vice Chairman shall preside, and in the absence of any of the foregoing any Vice President who is also a director may preside.

        The Directors may elect a Secretary and may elect one cr more Assistant Secretaries, who need not be directors, and they shall hold office at the pleasure of the Directors.


        Section 4.2.  TENURE OF OFFICE.  The Chairman,
President, and any Vice Chairman shall hold office during the year for which the Directors electing them were elected and until their successors, respectively, shall be elected, unless such officers shall resign, become disqualified, or be removed.
Either the President or the Chairman or a Vice Chairman may be removed from office for cause by two-thirds (2/3) vote of the total number of directors then in office. Any vacancy occurring in the office of President shall be filled for the unexpired term by the Directors. Any vacancy occurring in the office of the Chairman or Vice Chairman may be filled for the unexpired term by the Directors.

        The Vice Presidents, Cashier and subordinate officers shall hold their offices or positions, respectively, during the pleasure of the Directors.

        The Directors may appoint or discharge agents and employees, define their duties and conditions of employment and, from time to time, fix their compensation; or may delegate such authority to any committees or officers of the Association.


        Section 4.3.  COMPENSATION.   The compensation of the
Chairman, President and any Vice Chairman shall be fixed by the Directors upon recommendation of the Compensation Committee.

        The compensation of all other officers and all employees shall be fixed by the Chief Executive Officer or by such other officers as may be designated by him.


        Section 4.4.  BOND.  All officers and employees shall
be bonded in favor of the Association in an amount deemed sufficient from time to time by the Directors against losses arising from their unfaithful performance of duties.

                                   ARTICLE V

                                TRUST DEPARTMENT



        Section 5.1.  SEPARATE DEPARTMENT.  There shall be a
separate and independent department of the Association, designated the Trust Department, which shall perform the fiduciary responsibilities of the Association.


        Section 5.2. MANAGEMENT. Subject to the provisions of this ARTICLE V, the management and immediate supervision of the Trust Department shall be in charge of the officer or officers appointed by the Directors. Such officer or officers may be known as Trust Officers or Assistant Trust Officers. Their duties shall be the operation of the Trust Department and such other duties as may be described in these Bylaws or assigned to them by the Directors.


        Section 5.3.  TRUST COMMITTEE.  There shall be a Trust
Committee, at least three (3) of whose members shall be persons who are not active officers of the Association. The members of

The Trust Committee shall be designated by the Directors.
Minutes of all meetings of the Trust Committee shall be kept and shall be presented to the regular meetings of the Directors.

        The Trust Committee shall have control and supervision of all activities of the Trust Department, the investment of trust funds, the disposition of trust investments, the operations of the Trust Department, the determination of its policies, and shall do such other acts as may be required for compliance with
Part 9 of the Regulations of the Comptroller of the Currency.

        The Trust Committee may delegate its authority to such other committees as it may establish, or to the officers of the Association.


        Section 5.4. ACCEPTANCE AND CLOSING OF TRUSTS. The acceptance, closing and relinquishment of all trusts shall be approved by the Trust Committee or any Trust Officer and the Chairman, a Vice Chairman, the President or an Executive Vice President of the Association and recorded in the minutes of the Trust Committee. Documents and instruments in connection with acceptance and termination of trusts may be executed by any Trust Officer, Assistant Trust Officer or other officer designated by the Trust Committee.


        Section 5.5.  TRUST DEPARTMENT FILES.  There shall be
maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.


        Section 5.6. TRUST INVESTMENTS. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion in the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under local law.

                                   ARTICLE VI

                          STOCK AND STOCK CERTIFICATES



        Section 6.1. CERTIFICATES. The shares of stock of the Association shall be represented by certificates signed by the Chairman, a Vice Chairman, the President or a Vice President and the Cashier, an Assistant Cashier, the Secretary or an Assistant Secretary, manually or by facsimile and shall bear the seal of the Association or a printed or engraved facsimile of the seal, shall be in such form as the Directors may prescribe, and shall be issued for one or more full shares only.


        Section 6.2.  TRANSFER.  Shares of stock shall be
transferable only on the books of the Association by the holder or by an attorney or legal representative thereof duly authorized by a power of attorney filed with the Association and upon surrender of the stock certificate or certificates for such shares properly endorsed.

        Section 6.3.  ADDRESS OF SHAREHOLDERS.  Every
shareholder shall keep the Association advised of his mailing address. The Association may rely upon its shareholder records as to the mailing address of any shareholder unless and until otherwise advised in writing.


        Section 6.4.  LOST CERTIFICATES.  The holder of any
shares of stock of this Association, the certificate or certificates for which shall have been lost or destroyed, shall immediately notify the Association of such fact. A new certificate or certificates may be issued upon satisfactory proof of the loss or destruction of the old certificate, and the Association may require a bond which shall be in such sum, contain such terms and provisions, and have such surety or sureties as the Association may require.
                                     -26-

                                  ARTICLE VII


                                      SEAL


        Section 7.1. FORM. The seal of the Bank shall consist of the words "The Huntington National Bank, Columbus, Ohio" in concentric circles with the word "Seal" appearing in the inner circle, and shall be in the form impressed hereon.


        Section 7.2. USE OF SEAL. The seal may be affixed to any document by the Secretary, any Assistant Secretary, the Cashier, any Assistant Cashier or other person specifically authorized by the Directors, the Executive Committee, the Chairman, a Vice Chairman or the President.

                                  ARTICLE VIII


                            MISCELLANEOUS PROVISIONS



        Section 8.1. FISCAL YEAR.  The Fiscal Year of the
Association shall be the calendar year.


        Section 8.2. EXECUTION OF INSTRUMENTS. All agreements contracts, indentures, mortgages, deeds, conveyances, leases, assignments, notes, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairman, a Vice Chairman, or the President, or any Vice President, or the Secretary, or any Assistant Secretary, or the Cashier, and, if in connection with the exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer, Assistant Trust Officer, Assistant Vice President or any other officer employed in the

Trust Department. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers and employees as the Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these Bylaws.


        Section 8.3.  RECORDS.  The Articles of Association,
the Bylaws and the proceedings of all meetings of the shareholders, the Directors, and standing committees of Directors, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, Assistant Secretary, Cashier or other Officer appointed to act as Secretary of the meeting.


        Section 8.4.  RULES OF CONSTRUCTION.  Wherever in these
Bylaws the context requires, references to the masculine shall be deemed to include the feminine and references to the singular shall be deemed to include the plural.

Section 8.5. ELECTION OF DIRECTORS OF THE FEDERAL RESERVE BANK
OF CLEVELAND. The Chairman, Vice Chairman, President or other Executive Officers of the Association as designated by the Directors pursuant to Regulation "O" of the Board of Governors of the Federal Reserve system are authorized to nominate on behalf of the Association one candidate for Director of Class A and one candidate for Director of Class B of the Federal Reserve Bank of Cleveland, Cleveland, Ohio. The Chairman, Vice Chairman, President or other Executive Officers of the Association are authorized to cast the vote of the Association in the elections of Class A and Class B Directors of the Federal Reserve Bank of Cleveland, Cleveland, Ohio. This authority may be exercised repeatedly and from time to time.

                                   ARTICLE IX

                                     BYLAWS



     Section 9.1. INSPECTION. A copy of these Bylaws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.


     Section 9.2. AMENDMENTS. These Bylaws may be amended, altered or repealed by a vote of a majority of the outstanding shares of stock of the Association or by a majority vote of the
Directors, then in office.   If such amendment, alteration or
repeal is made by the Directors it may be made at a regular or special meeting of Directors held upon not less than five (5) day's notice. Such notice to Directors may be given in writing, in person, by telephone or telegraph. Notice to either shareholders or Directors of a meeting to amend, alter or repeal these Bylaws shall state that such action is to be taken.

                                                ITEM 16

                                                EXHIBIT 5



None. Obligor is not in default.

                                                ITEM 16

                                                EXHIBIT 6


To:  U.S. Securities and Exchange Commission

     In connection with the attached Form T-1 filing and pursuant to Section 321(b) of the Trust Indenture Act of 1939 (the "Act"), The Huntington National Bank does hereby consent that all reports of examinations by Federal, State, Territorial, and District authorities may be furnished by such authorities to the U.S. Securities and Exchange Commission. Such reports may be furnished confidentially to the Attorney General of the United States when deemed necessary by the Commission, or requested by him, for the purpose of enabling him to peform his duties under the Act.

                                THE HUNTINGTON NATIONAL BANK


                                By:  /s/ F. G. Lamb
                                   ----------------------------------
                                   F.G.  Lamb
                                   Trust Officer

        Item 16
        EXHIBIT 7 Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires July 31, 1994

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
_______________________________________________________________________________



                                Please refer to page i,                [1]
                                Table of Contents, for
                                the required disclosure
                                of estimated burden.
_______________________________________________________________________________

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031
                                                  (940630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1994     --------

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

_______________________________________________________________________________

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Robert A. Kuehl, SVP/HNB Controller
   ------------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

_____________________________________________________
Signature of Officer Authorized to Sign Report


July 26, 1994
_____________________________________________________
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

_____________________________________________________
Director (Trustee)

_____________________________________________________
Director (Trustee)

_____________________________________________________
Director (Trustee)

_______________________________________________________________________________

For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

_______________________________________________________________________________

FDIC Certificate Number   0 6 5 6 0
                          ---------
 _ _                                    _ _
|                                          |

 CALL NO. 188          31          06-30-94
 CERT: 06560        00077      STBK 39-1610

 THE HUNTINGTON NATIONAL BANK
 P.O. BOX 1558
|COLUMBUS, OH 43216                        |
|_ _                                    _ _|

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031
                                                                       Page i

                                                                         [ 2 ]

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES
- -------------------------------------------------------------------------------
TABLE OF CONTENTS

SIGNATURE PAGE                                                          COVER
REPORT OF INCOME
Schedule RI--Income Statement . . . . . . . . . . . . . . . . . .  RI-1, 2, 3
Schedule RI-A--Changes in Equity Capital. . . . . . . . . . . . .  RI-3
Schedule RI-B--Charge-offs and Recoveries and
   Changes in Allowance for Loan and Lease
   Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RI-4, 5
Schedule RI-C--Applicable Income Taxes by
   Taxing Authority . . . . . . . . . . . . . . . . . . . . . . .  RI-5
Schedule RI-D--Income from
   International Operations . . . . . . . . . . . . . . . . . . .  RI-6
Schedule RI-E--Explanations . . . . . . . . . . . . . . . . . . .  RI-7, 8

REPORT OF CONDITION
Schedule RC--Balance Sheet  . . . . . . . . . . . . . . . . . . .  RC-1, 2
Schedule RC-A--Cash and Balances Due
   From Depository Institutions . . . . . . . . . . . . . . . . .  RC-3
Schedule RC-B--Securities . . . . . . . . . . . . . . . . . . . .  RC-4, 5
Schedule RC-C--Loans and Lease Financing
   Receivables:
     Part I. Loans and Leases . . . . . . . . . . . . . . . . . .  RC-6, 7
     Part II. Loans to Small Businesses and
       Small Farms (included in the forms for
       June 30 only)  . . . . . . . . . . . . . . . . . . . . . .  RC-7a, 7b
Schedule RC-D--Trading Assets and Liabilities
  (to be completed only by selected banks). . . . . . . . . . . .  RC-8
Schedule RC-E--Deposit Liabilities  . . . . . . . . . . . . . . .  RC-9, 10
Schedule RC-F--Other Assets . . . . . . . . . . . . . . . . . . .  RC-11
Schedule RC-G--Other Liabilities. . . . . . . . . . . . . . . . .  RC-11
Schedule RC-H--Selected Balance Sheet Items for
   Domestic Offices . . . . . . . . . . . . . . . . . . . . . . .  RC-12
Schedule RC-I--Selected Assets and Liabilities
   of IBFs  . . . . . . . . . . . . . . . . . . . . . . . . . . .  RC-13
Schedule RC-K--Quarterly Averages . . . . . . . . . . . . . . . .  RC-13
Schedule RC-L--Off-Balance Sheet Items  . . . . . . . . . . . . .  RC-14, 15
Schedule RC-M--Memoranda  . . . . . . . . . . . . . . . . . . . .  RC-16, 17
Schedule RC-N--Past Due and Nonaccrual Loans,
   Leases, and Other Assets . . . . . . . . . . . . . . . . . . .  RC-18, 19
Schedule RC-O--Other Data for Deposit
   Insurance Assessments  . . . . . . . . . . . . . . . . . . . .  RC-20, 21
Schedule RC-R--Risk-Based Capital . . . . . . . . . . . . . . . .  RC-22, 23
Optional Narrative Statement Concerning the
   Amounts Reported in the Reports of
   Condition and Income . . . . . . . . . . . . . . . . . . . . .  RC-24
Special Report (to be completed by all banks)
Schedule RC-J--Repricing Opportunities (sent only to
   and to be completed only by savings banks)

DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is
30.7 hours per respondent and is estimated to vary from 15 to 200 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RI-1
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1994-JUNE 30, 1994

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI -- INCOME STATEMENT

                                                                                                           I480
                                                                                                           ----
                                                          Dollar Amounts in Thousands      RIAD  Bil  Mil  Thou
- ----------------------------------------------------------------------------------------------------------------

1.  Interest income:
    a.  Interest and fee income on loans:
        (1)  In domestic offices:
             (a)  Loans secured by real estate . . . . . . . . . . . . . . . . . . . . .   4011         112,591        1.a.(1)(a)
             (b)  Loans to depository institutions . . . . . . . . . . . . . . . . . . .   4019             996        1.a.(1)(b)
             (c)  Loans to finance agricultural production and other loans to farmers. .   4024           1,992        1.a.(1)(c)
             (d)  Commercial and industrial loans. . . . . . . . . . . . . . . . . . . .   4012          92,451        1.a.(1)(d)
             (e)  Acceptances of other banks . . . . . . . . . . . . . . . . . . . . . .   4026               0        1.a.(1)(e)
             (f)  Loans to individuals for household, family, and other personal expenditures:
                  (1)  Credit cards and related plans. . . . . . . . . . . . . . . . . .   4054           21,370       1.a.(1)(f)(1)
                  (2)  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4055           89,095       1.a.(1)(f)(2)
             (g)  Loans to foreign governments and official institutions . . . . . . . .   4056                0       1.a.(1)(g)
             (h)  Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
                  (1)  Taxable obligations . . . . . . . . . . . . . . . . . . . . . . .   4503               26       1.a.(1)(h)(1)
                  (2)  Tax-exempt obligations. . . . . . . . . . . . . . . . . . . . . .   4504              734       1.a.(1)(h)(2)
             (i)  All other loans in domestic offices. . . . . . . . . . . . . . . . . .   4058            1,395       1.a.(1)(i)
        (2)  In foreign offices, Edge and Agreement subsidiaries, and IBFs . . . . . . .   4059                0       1.a.(2)
    b.  Income from lease financing receivables:
        (1)  Taxable leases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4505           14,622       1.b.(1)
        (2)  Tax-exempt leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4307                0       1.b.(2)
    c.  Interest income on balances due from depository institutions:(1)
        (1)  In domestic offices . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4105                0       1.c.(1)
        (2)  In foreign offices, Edge and Agreement subsidiaries, and IBFs . . . . . . .   4106                1       1.c.(2)
    d.  Interest and dividend income on securities:
        (1)  U.S. Treasury securities and U.S. Government agency and
             corporation obligations . . . . . . . . . . . . . . . . . . . . . . . . . .   4027           49,133       1.d.(1)
        (2)  Securities issued by states and political subdivisions in the U.S.:
             (a)  Taxable securities . . . . . . . . . . . . . . . . . . . . . . . . . .   4506                0       1.d.(2)(a)
             (b)  Tax-exempt securities. . . . . . . . . . . . . . . . . . . . . . . . .   4507            2,914       1.d.(2)(b)
        (3)  Other domestic debt securities. . . . . . . . . . . . . . . . . . . . . . .   3657            2,847       1.d.(3)
        (4)  Foreign debt securities . . . . . . . . . . . . . . . . . . . . . . . . . .   3658               70       1.d.(4)
        (5)  Equity securities (including investments in mutual funds) . . . . . . . . .   3659              245       1.d.(5)
    e.  Interest income from assets held in trading accounts . . . . . . . . . . . . . .   4069               98       1.e.
                                                                                           ---------------------

- ----------
(1) Includes interest income on time certificates of deposit not held in trading accounts.


Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RI-2
City, State Zip:        Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RI -- CONTINUED




                                Dollar Amounts in Thousands                   Year-to-date
- -----------------------------------------------------------------------------------------------

 1.  Interest income (continued)                                            RIAD  Bil  Mil  Thou
     f.  Interest income on federal funds sold and securities
         purchased under agreements to resell in domestic offices
         of the bank and of its Edge and Agreement subsidiaries,
         and in IBFs . . . . . . . . . . . . . . . . . . . . . . . . . .    4020           5,565      1.f.
     g.  total interest income (sum of items 1.a through 1.f)  . . . . .    4107         396,145      1.g.
 2.  Interest expense:
     a.  Interest on deposits:
         (1) Interest on deposits in domestic offices:
             (a) Transaction accounts (NOW accounts, ATS accounts, and
                 telephone and preauthorized transfer accounts)  . . . .    4508           7,625      2.a.(1)(a)
             (b) Nontransaction accounts:
                 (1) Money market deposit accounts (MMDAs) . . . . . . .    4509           9,384      2.a.(1)(b)(1)
                 (2) Other savings deposits  . . . . . . . . . . . . . .    4511          12,088      2.a.(1)(b)(2)
                 (3) Time certificates of deposit of $100,000 or more  .    4174           3,519      2.a.(1)(b)(3)
                 (4) All other time deposits . . . . . . . . . . . . . .    4512          35,042      2.a.(1)(b)(4)
         (2) Interest on deposits in foreign offices, Edge and
             Agreement subsidiaries, and IBFS  . . . . . . . . . . . . .    4172           6,724      2.a.(2)
     b.  Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and
         of its Edge and Agreement subsidiaries, and in IBFs . . . . . .    4180          14,467      2.b.
     c.  Interest on demand notes issued to the U.S. Treasury and on
         other borrowed money  . . . . . . . . . . . . . . . . . . . . .    4185          29,273      2.c.
     d.  Interest on mortgage indebtedness and obligations under
         capitalized leases  . . . . . . . . . . . . . . . . . . . . . .    4072             119      2.d.
     e.  Interest on subordinated notes and debentures . . . . . . . . .    4200           6,381      2.e.
     f.  Total interest expense (sum of items 2.a through 2.e) . . . . .    4073         124,622      2.f.
 3.  Net interest income (item 1.g minus 2.f)  . . . . . . . . . . . . .                              RIAD 4074      271,523   3.
 4.  Provisions:
     a.  Provision for loan and lease losses . . . . . . . . . . . . . .                              RIAD 4230        8,889   4.a.
     b.  Provision for allocated transfer risk . . . . . . . . . . . . .                              RIAD 4243            0   4.b.
 5.  Noninterest income:
     a.  Income from fiduciary activities  . . . . . . . . . . . . . . .    4070               0      5.a.
     b.  Service charges on deposit accounts in domestic offices . . . .    4080          28,701      5.b.
     c.  Trading gains (losses) and fees from foreign exchange
         transactions  . . . . . . . . . . . . . . . . . . . . . . . . .    4075             266      5.c.
     d.  Other foreign transaction gains (losses)  . . . . . . . . . . .    4076               0      5.d.
     e.  Gains (losses) and fees from assets held in trading accounts  .    4077             673      5.e.
     f.  Other noninterest income:
         (1) Other fee income  . . . . . . . . . . . . . . . . . . . . .    5407          36,958      5.f.(1)
         (2) All other noninterest income* . . . . . . . . . . . . . . .    5408          20,522      5.f.(2)
     g.  Total noninterest income (sum of items 5.a through 5.f) . . . .                              RIAD 4079       87,120   5.g.
 6.  a.  Realized gains (losses) on held-to-maturity securities  . . . .                              RIAD 3521           36   6.a.
     b.  Realized gains (losses) on available-for-sale securities  . . .                              RIAD 3196          383   6.b.
 7.  Noninterest expense:
     a.  Salaries and employee benefits  . . . . . . . . . . . . . . . .    4135          81,624      7.a.
     b.  Expenses of promises and fixed assets (net of rental income)
         (excluding salaries and employee benefits and mortgage
         interest) . . . . . . . . . . . . . . . . . . . . . . . . . . .    4217          19,032      7.b.
     c.  Other noninterest expense*  . . . . . . . . . . . . . . . . . .    4092         106,112      7.c.
     d.  Total noninterest expense (sum of items 7.a through 7.c)  . . .                              RIAD 4093      206,768   7.d.
 8.  Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a,
     6.b, and 7.d) . . . . . . . . . . . . . . . . . . . . . . . . . . .                              RIAD 4301      143,405   8.
 9.  Applicable income taxes (on item 8) . . . . . . . . . . . . . . . .                              RIAD 4302       48,114   9.
10.  Income (loss) before extraordinary items and other adjustments
     (item 8 minus 9)  . . . . . . . . . . . . . . . . . . . . . . . . .                              RIAD 4300       95,291  10.

- ----------
* Describe on Schedule RI-E--Explanations.

Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RI-3
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RI -- CONTINUED

                                                                                        Year-to-date
                                                                                        ------------
                                           Dollar Amounts in Thousands  RIAD    Bil     Mil     Thou
- -------------------------------------------------------------------------------------------------------------------------

 11.  Extraordinary items and other adjustments:
      a. Extraordinary items and other adjustments,
         gross of income taxes* . . . . . . . . . . . . . . . . . . . .  4310                   0       11.a.
      b. Applicable income taxes (on item 11.a)*  . . . . . . . . . . .  4315                   0       11.b.
      c. Extraordinary items and other adjustments, net of income taxes                                ------------------
         (item 11.a minus 11.b) . . . . . . . . . . . . . . . . . . . .                                 RIAD 4320       0    11.c.
 12.  Net income (loss) (sum of items 10 and 11.c)  . . . . . . . . . .                                 RIAD 4340  95,291    12.
                                                                        -------------------------------------------------

Memoranda
                                                                                                             Year-to-date
                                                                                                             ------------
                                                                    Dollar Amounts in Thousands       RIAD   Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
  1.   Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
       August 7, 1986, that is not deductible for federal income tax purposes . . . . . . . . . . .    4513              0    M.1.
  2.   Fee income from the sale and servicing of mutual funds and annuities in domestic offices
       (included in Schedule RI, item 5.g)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8431          2,435    M.2.
  3.   Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b above . .    4309              0    M.3.
  4.   To be completed only by banks with $1 billion or more in total assets:
       Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary
       items and other adjustments" (item 8 above)  . . . . . . . . . . . . . . . . . . . . . . . .    1244          1,985    M.4.
  5.   Number of full-time equivalent employees on payroll at end of current period (round to                        Number
       nearest whole number). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4150          4,127    M.5.
                                                                                                      --------------------

SCHEDULE RI-A-- CHANGES IN EQUITY CAPITAL

  Indicate decreases and losses in parentheses.

                                                                                                                     I483
                                                                                                                     ----
                                                                    Dollar Amounts in Thousands       RIAD   Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
  1.  Total equity capital originally reported in the December 31, 1993, Reports of Condition
      and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3215        820,623    1.
  2.  Equity capital adjustments from amended Reports of Income, net* . . . . . . . . . . . . . . . .  3216            658    2.
  3.  Amended balance end of previous calendar year (sum of items 1 and 2)  . . . . . . . . . . . . .  3217        821,281    3.
  4.  Net income (loss) (must equal Schedule RI, item 12) . . . . . . . . . . . . . . . . . . . . . .  4340         95,291    4.
  5.  Sale, conversion, acquisition, or retirement of capital stock, net  . . . . . . . . . . . . . .  4346              0    5.
  6.  Changes incident to business combinations, net  . . . . . . . . . . . . . . . . . . . . . . . .  4356              0    6.
  7.  LESS: Cash dividends declared on preferred stock  . . . . . . . . . . . . . . . . . . . . . . .  4470              0    7.
  8.  LESS: Cash dividends declared on common stock . . . . . . . . . . . . . . . . . . . . . . . . .  4460         49,530    8.
  9.  Cumulative effect of changes in accounting principles from prior years* (see instructions
      for this schedule)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4411              0    9.
 10.  Corrections of material accounting errors from prior years* (see instructions for this schedule) 4412              0   10.
 11.  Change in net unrealized holding gains (losses) on available-for-sale securities  . . . . . . .  8433         (8,271)  11.
 12.  Foreign currency translation adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . .  4414              0   12.
 13.  Other transaction with parent holding company* (not included in items 5, 7, or 8 above)  . . . . 4415              0   13.
 14.  Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,
      item 28)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3210        858,771   14.
                                                                                                      --------------------

- ----------
*Description on Schedule RI-E--Explanations.


Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RI-4
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RI-B -- CHARGE-OFFS AND RECOVERIES AND CHANGES
                 IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I.  CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                            1486
                                                                        --------------------------------------------
                                                                           (Column A)              (Column B)
                                                                           Charge-offs             Recoveries
                                                                        --------------------------------------------
                                                                                  calendar year-to-date
                                                                        --------------------------------------------
                                         Dollar Amounts in Thousands    RIAD  Bil Mil Thou      RIAD  Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------

1.  Loans secured by real estate:
    a. To U.S. addresses (domicile) . . . . . . . . . . . . . . . . . . 4651            5,073   4661             108  1.a.
    b. To non-U.S. addresses (domicile) . . . . . . . . . . . . . . . . 4652                0   4662               0  1.b.
2.  Loans to depository institutions and acceptances of other banks:
    a. To U.S. banks and other U.S. depository institutions . . . . . . 4653                0   4663               0  2.a.
    b. To foreign banks . . . . . . . . . . . . . . . . . . . . . . . . 4654                0   4664               0  2.b.
3.  Loans to finance agricultural production and other loans to farmers 4655                0   4665               0  3.
4.  Commercial and industrial loans:
    a. To U.S. addresses (domicile) . . . . . . . . . . . . . . . . . . 4645            2,018   4617           2,383  4.a.
    b. To non-U.S. addresses (domicile) . . . . . . . . . . . . . . . . 4646                0   4618               0  4.b.
5.  Loans to individuals for household, family, and other personal expenditures:
    a. Credit cards and related plans . . . . . . . . . . . . . . . . . 4656            3,563   4666           1,193  5.a.
    b. Other (includes single payment, installment, and all
       student loans) . . . . . . . . . . . . . . . . . . . . . . . . . 4657            5,196   4667           2,721  5.b.
6.  Loans to foreign governments and official institutions  . . . . . . 4643                0   4627               0  6.
7.  All other loans . . . . . . . . . . . . . . . . . . . . . . . . . . 4644                0   4628               0  7.
8.  Lease financing receivables:
    a. Of U.S. addresses (domicile) . . . . . . . . . . . . . . . . . . 4658              300   4668             147  8.a.
    b. Of non-U.S. addresses (domicile) . . . . . . . . . . . . . . . . 4659                0   4669               0  8.b.
9.  Total (sum of items 1 through 8) . . . . . . . . . . . . . . . . . 4635           16,150   4605           6,552  9.
                                                                        --------------------------------------------
                                                                        --------------------------------------------
                                                                          Cumulative              Cumulative
                                                                          Charge-offs             Recoveries
                                                                         Jan. 1, 1986            Jan. 1, 1986
                                                                            through                 through
Memoranda                                Dollar Amounts in Thousands      Dec. 31, 1989           Report Date
- --------------------------------------------------------------------------------------------------------------------
To be completed by national banks only.                                 RIAD  Bil Mil Thou      RIAD  Bil Mil Thou
                                                                        --------------------------------------------

1.  Charge-offs and recoveries of Special-Category Loans, as defined
    for this Call Report by the Comptroller of the Currency . . . . . .                         4784           908    M.1.
                                                                        --------------------------------------------

                                                                        --------------------------------------------
                                                                           (Column A)              (Column B)
                                                                           Charge-offs              Recoveries
                                                                        -------------------------------------------
                                                                                  calendar year-to-date
Memorandum items 2 and 3 are to be completed by all banks.              --------------------------------------------
                                                                         RIAD  Bil Mil Thou      RIAD  Bil Mil Thou
                                                                         -----------------------------------------------
2.  Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
    Schedule RI-B, part I, items 4 and 7, above . . . . . . . . . . . . 5409                0   5410             0    M.2.
3.  Loans secured by real estate in domestic offices (included in
    Schedule RI-B, part I, item 1, above):
    a. Construction and land development  . . . . . . . . . . . . . . . 3582            3,705   3583             0    M.3.a.
    b. Secured by farmland  . . . . . . . . . . . . . . . . . . . . . . 3584                0   3585             0    M.3.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit  . . . . . . . 5411              195   5412            43    M.3.c.(1)
       (2) All other loans secured by 1-4 family residential properties 5413              140   5414             1    M.3.c.(2)
    d. Secured by multifamily (5 or more) residential properties  . . . 3588              993   3589            56    M.3.d.
    e. Secured by nonfarm nonresidential properties . . . . . . . . . . 3590               40   3591             8    M.3.e.

                                                                 6

Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RI-5
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RI-B -- CONTINUED

PART II.  CHANGES IN ALLOWANCE FOR LOAN AND
          LEASE LOSSES AND IN ALLOCATED
          TRANSFER RISK RESERVE

                                                                        --------------------------------------------
                                                                           (Column A)              (Column B)
                                                                          Allowance for            Allocated
                                                                         Loan and Lease          Transfer Risk
                                                                             Losses                 Reserve
                                                                        --------------------------------------------
                                         Dollar Amounts in Thousands    RIAD  Bil Mil Thou      RIAD  Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------

1.  Balance originally reported in the December 31, 1993, Reports of
    Condition and Income  . . . . . . . . . . . . . . . . . . . . . . . 3124          162,397   3131               0  1.
2.  Recoveries (column A must equal part I, item 9, column B above) . . 4605            6,552   3132               0  2.
3.  LESS: Charge-offs (column A must equal part I, item 9,
    column A above) . . . . . . . . . . . . . . . . . . . . . . . . . . 4635           16,150   3133               0  3.
4.  Provision (column A must equal Schedule RI, item 4.a; column B must
    equal Schedule RI, item 4.b)  . . . . . . . . . . . . . . . . . . . 4230            8,889   4243               0  4.
5.  Adjustments* (see instructions for this schedule) . . . . . . . . . 4815                0   3134               0  5.
6.  Balance end of current period (sum of items 1 through 5) (column A must equal Schedule RC, item 4.b; column B must equal Schedule RC,
    item 4.c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3123          161,688   3128               0  6.
                                                                        --------------------------------------------

- ----------
*Description on Schedule RI-E--Explanations.

SCHEDULE RI-C  -- APPLICABLE INCOME TAXES BY TAXING AUTHORITY

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                              1489
                                                                                                ------------------
                                                                 Dollar Amounts in Thousands    RIAD  Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------

1.  Federal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4780           N/A    1.
2.  State and local . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4790           N/A    2.
3.  Foreign . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4795           N/A    3.
4.  Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)  . . .   4770           N/A    4.
                                                                        ---------------------
5.  Deferred portion of item 4  . . . . . . . . . . . . . . . . . . . . RIAD  4772    N/A                             5.
                                                                        ------------------------------------------

Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RI-6
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RI-D -- INCOME FROM INTERNATIONAL OPERATIONS
For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

PART I.  ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS


                                                                                                                    1492
                                                                                                                    ----
                                                                                                             Year-to-date
                                                                                                             ------------
                                                                    Dollar Amounts in Thousands       RIAD   Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
1.  Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
    a.  Interest income booked. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4837          N/A      1.a.
    b.  Interest expense booked . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4838          N/A      1.b.
    c.  Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and IBFs
        (item 1.a minus 1.b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4839          N/A      1.c.
2.  Adjustments for booking location of international operations:
    a.  Net interest income attributable to international operations booked at domestic offices. . . .  4840          N/A      2.a.
    b.  Net interest income attributable to domestic business booked at foreign offices. . . . . . . .  4841          N/A      2.b.
    c.  Net booking location adjustment (item 2.a minus 2.b) . . . . . . . . . . . . . . . . . . . . .  4842          N/A      2.c.
3.  Noninterest income and expense attributable to international operations:
    a.  Noninterest income attributable to international operations. . . . . . . . . . . . . . . . . .  4097          N/A      3.a.
    b.  Provision for loan and lease losses attributable to international operations. . . . . . . . .   4235          N/A      3.b.
    c.  Other noninterest expense attributable to international operations . . . . . . . . . . . . . .  4239          N/A      3.c.
    d.  Net noninterest income (expense) attributable to international operations (item 3.a
        minus 3.b and 3.c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4843          N/A      3.d.
4.  Estimated pretax income attributable to international operations before capital allocation
    adjustment (sum of items 1.c, 2.c, and 3.d). . . . . . . . . . . . . . . . . . . . . . . . . . . .  4844          N/A      4.
5.  Adjustment to pretax income for internal allocations to international operations to reflect
    the effects of equity capital on onverall bank funding costs . . . . . . . . . . . . . . . . . . .  4845          N/A      5.
6.  Estimated pretax income attributable to international operations after capital allocation
    adjustment (sum of items 4 and 5). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4846          N/A      6.
7.  Income taxes attribuatble to income from international operations as estimated in item 6 . . . . .  4797          N/A      7.
8.  Estimated net income attributable to international operations (item 6 minus 7) . . . . . . . . . .  4341          N/A      8.
                                                                                                        -----------------
Memoranda
                                                                    Dollar Amounts in Thousands       RIAD   Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
1.  Intracompany interest income included in item 1.a above. . . . . . . . . . . . . . . . . . . . . .  4847         N/A      M.1.
2.  Intracompany interest expense included in item 1.b above . . . . . . . . . . . . . . . . . . . . .  4848         N/A      M.2.

PART II.  SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY
FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                             Year-to-date
                                                                                                             ------------
                                                                    Dollar Amounts in Thousands       RIAD   Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
1.  Interest income booked at IBFs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4849         N/A      1.
2.  Interest expense booked at IBFs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4850         N/A      2.
3.  Noninterest income attributable to international operations booked at domestic offices
    (excluding IBFs):
    a.  Gains (losses) and extraordinary items . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5491         N/A      3.a.
    b.  Fes and other noninterest income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5492         N/A      3.b.
4.  Provision for loan and lease losses attributable to international operations booked at domestic
    offices (excluding IBFs) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4852         N/A      4.
5.  Other noninterest expense attributable to international operations booked at domestic offices
    (excluding IBFs) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48553        N/A      5.


Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RI-7
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RI-E -- EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)
                                                                                                                   1495
                                                                                                                   ----
                                                                                                           Year-to-date
                                                                                                           ------------
                                                               Dollar Amounts in Thousands  RIAD   Bil    Mil      Thou
- -----------------------------------------------------------------------------------------------------------------------
1.  All other noninterest income (from Schedule RI, item 5.f.(2))
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
    a. Net gains on other real estate owned  . . . . . . . . . . . . . . . . . . . . . .    5415                      0    1.a.
    b. Net gains on sales of loans . . . . . . . . . . . . . . . . . . . . . . . . . . .    5416                      0    1.b.
    c. Net gains on sales of premises and fixed assets . . . . . . . . . . . . . . . . .    5417                      0    1.c.
    Itemize and describe the three largest other amounts that exceed 10% of
    Schedule RI, item 5.f.(2):
       ---------
    d. TEXT 4461  Misc. Mortgage Banking Income                                             4461                 14,050    1.d.
       ---------------------------------------------------------------------------------
    e. TEXT 4462                                                                            4462                           1.e.
       ---------------------------------------------------------------------------------
    f. TEXT 4463                                                                            4463                           1.f.
       ---------------------------------------------------------------------------------
2.  Other noninterest expense (from Schedule RI, item 7.c):
    a. Amortization expense of intangible assets . . . . . . . . . . . . . . . . . . . .    4531                  4,682    2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:
    b. Net losses on other real estate owned . . . . . . . . . . . . . . . . . . . . . .    5418                      0    2.b.
    c. Net losses on sales of loans  . . . . . . . . . . . . . . . . . . . . . . . . . .    5419                      0    2.c.
    d. Net losses on sales of premises and fixed assets  . . . . . . . . . . . . . . . .    5420                      0    2.d.
    Itemize and describe the three largest other amounts that exceed 10% of
    Schedule RI, item 7.c:
       ---------
    e. TEXT 4464  Interco Operation Fee                                                     4464                 32,321    2.e.
       ---------------------------------------------------------------------------------
    f. TEXT 4467                                                                            4467                           2.f.
       ---------------------------------------------------------------------------------
    g. TEXT 4468                                                                            4468                           2.g.
       ---------------------------------------------------------------------------------
3.  Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments)
           ---------
    a.(1)  TEXT 4469                                                                        4469                           3.a.(1)
           -----------------------------------------------------------------------------
      (2)  Applicable income tax effect                            RIAD     4486                                           3.a.(2)
                                                                   ---------------------
    b.(1)  TEXT 4487                                                                        4487                           3.b.(1)
           -----------------------------------------------------------------------------
      (2)  Applicable income tax effect                            RIAD     4488                                           3.b.(2)
                                                                   ---------------------
    c.(1)  TEXT 4489                                                                        4489                           3.c.(1)
           -----------------------------------------------------------------------------
      (2)  Applicable income tax effect                            RIAD     4491                                           3.c.(2)
                                                                   ---------------------
4.  Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2) (itemize and describe all adjustments):
       ---------
    a. TEXT 4492  First Trust Equity Adjustment                                             4492                    658    4.a.
       ---------------------------------------------------------------------------------
    b. TEXT 4493                                                                            4493                           4.b.
       ---------------------------------------------------------------------------------
5.  Cumulative effect of changes in accounting principles from prior years (from
    Schedule RI-A, item 9) (itemize and describe all changes in accounting prinicples):
       ---------
    a. TEXT 4494                                                                            4494                           5.a.
       ---------------------------------------------------------------------------------
    b. TEXT 4495                                                                            4495                           5.b.
       ---------------------------------------------------------------------------------
6.  Corrections of material accounting errors from prior years (from Schedule RI-A, item 10) (itemize and describe all corrections):
       ---------
    a. TEXT 4496                                                                            4496                           6.a.
       ---------------------------------------------------------------------------------
    b. TEXT 4497                                                                            4497                           6.b.
       ---------------------------------------------------------------------------------

                                                                 9

Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RI-8
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RI-E -- CONTINUED

                                                                                                             Year-to-date
                                                                                                             ------------
                                                                    Dollar Amounts in Thousands       RIAD   Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
7.  Other transactions with parent holding company (from Schedule RI-A, item 13)
    (itemize and describe all such transactions):
    a.  TEXT 4498                                                                                     4498                   7.a.
        -------------------------------------------------------------------------------------------
    b.  TEXT 4499                                                                                     4499                   7.b.
        -------------------------------------------------------------------------------------------
8.  Adjustments to allowance for laon and lease losses (from Schedule RI-B, part II, item 5)
    (itemize and describe all adjustments):
    a.  TEXT 4521                                                                                     4521                   8.a.
        -------------------------------------------------------------------------------------------
    b.  TEXT 4522                                                                                     4522                   8.b.
        -------------------------------------------------------------------------------------------

9.  Other explanations (the space below is provided for the bank to briefly describe,                 1498          1499
    at its option, any other significant items affecting the Report of Income):                       ------------------
    No comment / / (RIAD 4769)
    Other explanations (please type or print clearly):
    (TEXT 4769)

SUBSEQUENT TO THE HUNTINGTON NATIONAL BANK FILING ITS DECEMBER 31, 1993 CALL REPORT, ERNST & YOUNG, HUNTINGTON BANCSHARES
INCORPORATED'S INDEPENDENT AUDITORS, COMPLETED ITS AUDIT OF FIRST TRUST SAVINGS BANK (FIRST TRUST). IT WAS DETERMINED THAT $658,000
OF GOODWILL RELATED TO THE ''PURCHASE'' OF FIRST TRUST HAD NO ON-GOING VALUE AND THEREFORE, SHOULD BE WRITTEN OFF. ACCORDINGLY,
GOODWILL AND EQUITY OF THE HUNTINGTON NATIONAL BANK WERE SIMILARLY ADJUSTED.


Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RC-1
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1994

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC -- BALANCE SHEET

                                                                                                           C400
                                                                                                           ----
                                                          Dollar Amounts in Thousands      RCFD  Bil  Mil  Thou
- ----------------------------------------------------------------------------------------------------------------

ASSETS
 1.  Cash and balances due from depository institutions (from Schedule RC-A):
     a.  Noninterest-bearing balances and currency and coin(1) . . . . . . . . . . . . .   0081         483,826        1.a.
     b.  Interest-bearing balances(2). . . . . . . . . . . . . . . . . . . . . . . . . .   0071             250        1.b.
 2.  Securities:
     a.  Held-to-maturity securities (from Schedule RC-B, column A). . . . . . . . . . .   1754         145,630        2.a.
     b.  Available-for-sale securities (from Schedule RC-B, column D). . . . . . . . . .   1773       1,235,520        2.b.
 3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
     a.  Federal funds sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0276         374,580        3.a.
     b.  Securities purchased under agreements to resell . . . . . . . . . . . . . . . .   0277         102,750        3.b.
 4.  Loans and lease financing receivables:
     a.  Loans and leases, net of unearned income
         (from Schedule RC-C). . . . . . . . . . . . . . . .   RCFD 2122       8,059,761                               4.a.
     b.  LESS: Allowance for loan and lease losses . . . . .   RCFD 3123         161,688                               4.b.
     c.  LESS: Allocated transfer risk reserve . . . . . . .   RCFD 3128               0                               4.c.
     d.  Loans and leases, net of unearned income,
         allowance, and reserve (item 4.a minus
         4.b and 4.c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2125       7,898,073        4.d.
 5.  Assets held in trading accounts . . . . . . . . . . . . . . . . . . . . . . . . . .   3545           1,839        5.
 6.  Premises and fixed assets (including capitalized leases). . . . . . . . . . . . . .   2145         187,741        6.
 7.  Other real estate owned (from Schedule RC-M). . . . . . . . . . . . . . . . . . . .   2150          54,034        7.
 8.  Investments in unconsolidated subsidiaries and associated companies
     (from Schedule RC-M). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2130               0        8.
 9.  Customers' liability to this bank on acceptances outstanding. . . . . . . . . . . .   2155          63,082        9.
10.  Intangible assets (from Schedule RC-M). . . . . . . . . . . . . . . . . . . . . . .   2143          57,536       10.
11.  Other assets (from Schedule RC-F) . . . . . . . . . . . . . . . . . . . . . . . . .   2160         268,967       11.
12.  Total assets (sum of items 1 through 11). . . . . . . . . . . . . . . . . . . . . .   2170      10,873,828       12.
                                                                                           --------------------

- ----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:   The Huntington National Bank                                 Call Date: 6/30/94  ST-BK: 39-1610  FFIEC 031
Address:               P.O. Box 1558                                                                                    Page RC-2
City, State   Zip:     Columbus, OH 43216
FDIC Certificate No.:  06560

SCHEDULE RC -- CONTINUED
                                                                                              ----------------------
                                                                Dollar Amounts in Thousands             Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  DEPOSITS:
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I). .  RCON 2200    6,735,038   13.a.
                                                                       ---------------------
        (1) Noninterest-bearing(1) . . . . . . . . . . . . . . . . .   RCON 6631   1,367,379                           13.a.(1)
        (2) Interest-bearing . . . . . . . . . . . . . . . . . . . .   RCON 6636   5,367,659                           13.a.(2)
                                                                       ---------------------
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,
        part II) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFN 2200      492,612   13.b.
                                                                       ---------------------
        (1) Noninterest-bearing. . . . . . . . . . . . . . . . . . .   RCFN 6631           0                           13.b.(1)
        (2) Interest-bearing . . . . . . . . . . . . . . . . . . . .   RCFN 6636     492,612                           13.b.(2)
                                                                       ---------------------
14.  Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
     a. Federal funds purchased  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 0278      245,737   14.a.
     b. Securities sold under agreements to repurchase . . . . . . . . . . . . . . . . . . .  RCFD 0279      522,937   14.b.
15.  a. Demand notes issued to the U.S. Treasury . . . . . . . . . . . . . . . . . . . . . .  RCON 2840            0   15.a.
     b. Trading liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3548           12   15.b.
16.  Other borrowed money:
     a. With original maturity of one year or less . . . . . . . . . . . . . . . . . . . . .  RCFD 2332    1,254,175   16.a.
     b. With original maturity of more than one year . . . . . . . . . . . . . . . . . . . .  RCFD 2333      290,187   16.b.
17.  Mortgage indebtedness and obligations under capitalized leases. . . . . . . . . . . . .  RCFD 2910        1,938   17.
18.  Bank's liability on acceptances executed and outstanding  . . . . . . . . . . . . . . .  RCFD 2920       63,082   18.
19.  Subordinated notes and debentures . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3200      249,119   19.
20.  Other liabilities (from Schedule RC-G). . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 2930      160,220   20.
21.  Total liabilities (sum of items 13 through 20)  . . . . . . . . . . . . . . . . . . . .  RCFD 2948   10,015,057   21.
22.  Limited-life preferred stock and related surplus  . . . . . . . . . . . . . . . . . . .  RCFD 3282            0   22.
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus . . . . . . . . . . . . . . . . . . . . .  RCFD 3838            0   23.
24.  Common stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3230       40,000   24.
25.  Surplus (exclude all surplus related to preferred stock)  . . . . . . . . . . . . . . .  RCFD 3839      155,571   25.
26.  a. Undivided profits and capital reserves . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3632      671,471   26.a.
     b. Net unrealized holding gains (losses) on available-for-sale securities . . . . . . .  RCFD 8434       (8,271)  26.b.
27.  Cumulative foreign currency translation adjustments . . . . . . . . . . . . . . . . . .  RCFD 3284            0   27.
28.  Total equity capital (sum of items 23 through 27) . . . . . . . . . . . . . . . . . . .  RCFD 3210      858,771   28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of items 21,
     22, and 28) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3300   10,873,828   29.
                                                                                              ----------------------

Memorandum                                                                                                    Number
To be reported only with the March Report of Condition.                                       ----------------------
 1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent
    external auditors as of any date during 1993 . . . . . . . . . . . . . . . . . . . . . .  RCFD 6724          N/A   M.1.
                                                                                              ----------------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work
____________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
                                                                12


Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RC-3
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RC-A -- CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held in trading accounts.

                                                                                                                     C405
                                                                         ------------------------------------------------
                                                                              (Column A)                (Column B)
                                                                             Consolidated                Domestic
                                                                                 Bank                    Offices
                                                                         ----------------------    ----------------------
                                        Dollar Amounts in Thousands       RCFD   Bil  Mil  Thou     RCON   Bil  Mil  Thou
- -----------------------------------------------------------------------------------------------    ----------------------

1.  Cash items in process of collection, unposted debits, and currency
    and coin . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0022         402,782                                1.
    a.  Cash items in process of collection and unposted debits. . . . .                            0020          293,297     1.a.
    b.  Currency and coin. . . . . . . . . . . . . . . . . . . . . . . .                            0080          109,485     1.b.
2.  Balances due from depository institutions in the U.S.. . . . . . . .                            0082           17,859     2.
    a.  U.S. branches and agencies of foreign banks (including
        their IBFs) . . . . . . . . . . . . . . . . . . . . . . . . . . .  0083               0                               2.a.
    b.  Other commercial banks in the U.S. and other depository
        institutions in the U.S. (including their IBFs) . . . . . . . . .  0085          17,859                               2.b.
3.  Balances due from banks in foreign countries and foreign central
    banks. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            0070            1,978     3.
    a.  Foreign branches of other U.S. banks . . . . . . . . . . . . . .  0073               0                                3.a.
    b.  Other banks in foreign countries and foreign central banks . . .  0074           1,978                                3.b.
4.  Balances due from Federal Reserve Banks. . . . . . . . . . . . . . .  0090          61,457      0090           61,457     4.
5.  Total (sum of items 1 through 4) (total of column A must equal
    Schedule RC, sum of items 1.a and 1.b) . . . . . . . . . . . . . . .  0010         484,076      0010          484,076     5.
                                                                         ---------------------     ----------------------

Memoranda                                                            Dollar Amounts in Thousands    RCON   Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------------------------
1.  Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,
    column B above). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    0050           17,609      M.1.
                                                                                                   ----------------------

                                                       13

Legal Title of Bank:    The Huntington National Bank                                   Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                                    Page RC-4
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RC-B -- SECURITIES
Exclude assets held in trading accounts.                                                                       C410
                                   ---------------------------------------   --------------------------------------
                                              Held-to-maturity                          Available-for-sale
                                   ---------------------------------------   --------------------------------------
                                      (Column A)           (Column B)            (Column C)          (Column D)
                                     Amortized Cost        Fair Value          Amortized Cost       Fair Value(1)
                                   ------------------   ------------------   ------------------  ------------------
    Dollar Amounts in Thousands    RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou  RCFD  Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities  . .   0211             0   0213             0   1286     728,755    1287     719,680      1.
2. U.S. Government agency and
   corporation obligations
   (exclude mortgage-backed
   securities):
   a. Issued by U.S. Government
      agencies(2)  . . . . . . .   1289             0   1290             0   1291           0    1293           0      2.a.
   b. Issued by U.S. Government-
      agencies(3)  . . . . . . .   1294             0   1295             0   1297     336,817    1298     337,131      2.b.
3. Securities issued by states
   and political subdivisions
   in the U.S.:
   a. General obligations  . . .   1676        43,779   1677        44,890   1678           0    1679           0      3.a.
   b. Revenue obligations  . . .   1681        21,769   1686        22,274   1690           0    1691           0      3.b.
   c. Industrial development
      and similar obligations      1694             0   1695             0   1696           0    1697           0      3.c.
4. Mortgage-backed securities
   (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA . .   1698             0   1699             0   1701      11,314    1702      11,079      4.a.(1)
      (2) Issued by FINA and
          FNLMC  . . . . . . . .   1703         9,124   1705         9,314   1706           0    1707           0      4.a.(2)
      (3) Privately-issued . . .   1709             0   1710             0   1711           0    1713           0      4.a.(3)
   b. CMOs and REMICs:
      (1) Issued by FNMA and
          FHLMC  . . . . . . . .   1714        68,458   1715        68,227   1716      53,470    1717      49,991      4.b.(1)
      (2) Privately-issued and
          collateralized by MBS
          issued or guaranteed
          by FNMA, FHLMC, or
          GNMA . . . . . . . . .   1718             0   1719             0   1731           0    1732           0      4.b.(2)
      (3) All other privately-
          issued . . . . . . . .   1733             0   1734             0   1735           0    1736           0      4.b.(3)
5. Other  debt securities:
   a. Other domestic debt
      securities  . . . . . . .   1737             0   1738             0   1739     108,867    1741     108,618      5.a.
   b. Foreign debt securities     1742         2,500   1743         2,500   1744           0    1746           0      5.b.

- ---------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c., column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administrative obligations, and
    Export-Import Bank  participation certificates.
(3) Includes obligations (other than pass-through securities, CMOs, and REMICs) (issued by the Farm Credit System, the Federal Home
    Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing
    Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:    The Huntington National Bank                                   Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                                    Page RC-5
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RC-B -- CONTINUED
                                   ---------------------------------------   --------------------------------------
                                              Held-to-maturity                          Available-for-sale
                                   ---------------------------------------   --------------------------------------
                                      (Column A)           (Column B)            (Column C)          (Column D)
                                     Amortized Cost        Fair Value          Amortized Cost       Fair Value(1)
                                   ------------------   ------------------   ------------------  ------------------
    Dollar Amounts in Thousands    RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou  RCFD  Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------
6.  Equity Securities:
    a. Investments in mutual
       funds . . . . . . . . . .                                             1747         3,132  1748         3,132    6.a.
    b. Other equity securities
       with readily determinable
       fair values . . . . . . .                                             1749            12  1751            12    6.b.
    c. All other equity
       securities(1) . . . . . .                                             1752         5,877  1753         5,877    6.c.
7.  Total (sum of item 1
    through 6) (total of
    column A must equal
    Schedule RC, item 2.a)
    (total of column D must
    equal Schedule RC,
    item 2,b)  . . . . . . . . .   1754       145,630   1771       147,205   1772     1,248,244  1773     1,235,520    7.


Memoranda                                                                                                      C412
                                                                    Dollar Amounts in Thousands  RCFD  Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------
1.  Pledged securities(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0416     1,078,921    M.1.
2.  Maturity and repricing date for debt securities(2)(3) (excluding those in nonaccrual status):
    a. Fixed rate debt securities with a remaining maturity of:
       (1) Three months or less   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0343        13,251    M.2.a.(1)
       (2) Over three months through 12 months  . . . . . . . . . . . . . . . . . . . . . . . .  0344       349,353    M.2.a.(2)
       (3) Over one year through five years . . . . . . . . . . . . . . . . . . . . . . . . . .  0345       733,097    M.2.a.(3)
       (4) Over five years  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0346       219,550    M.2.a.(4)
       (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)     0347     1,315,251    M.2.a.(5)
    b. Floating rate debt securities with a repricing frequency of:
       (1) Quarterly or more frequently . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4544        54,378    M.2.b.(1)
       (2) Annually or more frequency, but less frequently than quarterly . . . . . . . . . . .  4545         2,500    M.2.b.(2)
       (3) Every five years or more frequently, but less frequently than annually . . . . . . .  4551             0    M.2.b.(3)
       (4) Less frequently than every five years  . . . . . . . . . . . . . . . . . . . . . . .  4552             0    M.2.b.(4)
       (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)
           through 2.b.(4)) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4553        56,878    M.2.b.(5)
    c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-8, sum of items 1 through 5, columns A and D, minus
       nonaccrual debt securities included in Schedule RC-N, item 9, column C)  . . . . . . . .  0393     1,372,129    M.2.c.
3.  Not applicable
4.  Held-to-maturity debt securities restructured and in compliance with modified terms
    (included in Schedule RC-8, items 3 through 5, column A, above) . . . . . . . . . . . . . .  5365             0    M.4.
5.  Not applicable
6.  Floating rate debt securities with a remaining maturity of one year or less(2) (included
    in Memorandum item 2.b.(5) above) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5519           500    M.6.
7.  Amortized cost of held-to-maturity securities sold or transferred to available-for-sale
    or trading securities during the calendar year-to-date  . . . . . . . . . . . . . . . . . .  1778             0    M.7.

- --------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RC-6
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RC-C -- LOANS AND LEASE FINANCING RECEIVABLES

PART I.  LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held in trading accounts.

                                                                                                            C415
                                                                        --------------------------------------------
                                                                           (Column A)              (Column B)
                                                                           Consolidated             Domestic
                                                                              Bank                  Offices
                                                                        --------------------------------------------
                                         Dollar Amounts in Thousands    RCFD  Bil Mil Thou      RCON  Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------

1.  Loans secured by real estate  . . . . . . . . . . . . . . . . . . . 1410        2,756,556
    a. Construction and land development. . . . . . . . . . . . . . . .                         1415         164,246  1.a.
    b. Secured by farmland (including farm residential and other
       improvements)  . . . . . . . . . . . . . . . . . . . . . . . . .                         1420          15,512  1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit  . . . . . . .                         1797         587,485  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens . . . . . . . . . . . . . . . . .                         5367         592,092  1.c.(2)(a)
           (b) Secured by junior liens  . . . . . . . . . . . . . . . .                         5368         254,231  1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties  . . .                         1460         112,019  1.d.
    e. Secured by nonfarm nonresidential properties . . . . . . . . . .                         1480       1,030,971  1.e.
2.  Loans to depository institutions:
    a. To commercial bands in the U.S.  . . . . . . . . . . . . . . . .                         1505          79,225  2.a.
       (1) To U.S. branches and agencies of foreign banks . . . . . . . 1506                0                         2.a.(1)
       (2) To other commercial banks in the U.S.  . . . . . . . . . . . 1507           79,225                         2.a.(2)
    b. To other depository institutions in the U.S. . . . . . . . . . . 1517                0   1517               0  2.b.
    c. To banks in foreign countries  . . . . . . . . . . . . . . . . .                         1510               0  2.c.
       (1) To foreign branches of other U.S. banks  . . . . . . . . . . 1513                0                         2.c.(1)
       (2) to other banks in foreign coutries . . . . . . . . . . . . . 1516                0                         2.c.(2)
3.  Loans to finance agricultural production and other loans to farmers 1590           62,797   1590          62,797  3.
4.  Commercial and industrial loans:
    a. To U.S. addresses (domicile) . . . . . . . . . . . . . . . . . . 1763        1,986,719   1763       1,986,719  4.a.
    b. To non-U.S. addresses (domicile) . . . . . . . . . . . . . . . . 1764                0   1764               0  4.b.
5.  Acceptances of other banks:
    a. Of U.S. banks  . . . . . . . . . . . . . . . . . . . . . . . . . 1756              177   1756             177  5.a.
    b. Of foreign banks . . . . . . . . . . . . . . . . . . . . . . . . 1757                0   1757               0  5.b.
6.  Loans to individuals for household, family, and other personal
    expenditures (i.e., consumer loans) (includes purchased paper)                              1975       2,668,902  6.
    a. Credit cards and related plans (includes check credit and other
       revolving credit plans)  . . . . . . . . . . . . . . . . . . . . 2008          302,738                         6.a.
    b. Other (includes single payment, installment, and all
       student loans) . . . . . . . . . . . . . . . . . . . . . . . . . 2011        2,366,164                         6.b.
7.  Loans to foreign governments and official institutions (including
    foreign central banks)  . . . . . . . . . . . . . . . . . . . . . . 2081                0   2081               0  7.
8.  Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated industrial
    development obligations)  . . . . . . . . . . . . . . . . . . . . . 2107           19,495   2107          19,495  8.
9.  Other loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1563           78,423                         9.
    a. Loans for purchasing or carrying securities (secured and
       unsecured) . . . . . . . . . . . . . . . . . . . . . . . . . . .                         1545          2,133  9.a.
    b. All other loans (exclude consumer loans) . . . . . . . . . . . .                         1564         72,290  9.b.
10. Lease financing receivables (net of unearned income)  . . . . . . .                         1565        407,467  9.b.
    a. Of U.S. addresses (domicile) . . . . . . . . . . . . . . . . . . 2182          407,467                       10.a.
    b. Of non-U.S. addresses (domicile) . . . . . . . . . . . . . . . . 2183                0                       10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above . . 2123                0   2123              0 11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal
    Schedule RC, item 4.a)  . . . . . . . . . . . . . . . . . . . . . . 2122        8,059,761   2122      8,059,761 12.


Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RC-7
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0


SCHEDULE RC-C -- CONTINUED

PART I.  CONTINUED

                                                                           (Column A)                     (Column B)
                                                                          Consolidated                     Domestic
Memoranda                                                                     Bank                          Offices
                                                                 ----------------------------    ------------------------------
                                     Dollar Amounts in Thousands RFCD    Bil     Mil     Thou    RCON    Bil     Mil     Thou
- -------------------------------------------------------------------------------------------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above . .  1496                    0     1496                          0 M.1.
2. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, above):
   a. Loans secured by real estate:                                                             -------------------------------
      (1) To U.S. addresses (domicile) . . . . . . . . . . . . .  1687                   49      M.2.a.(1)
      (2) To non-U.S. addresses (domicile) . . . . . . . . . . .  1689                    0      M.2.a.(2)
   b. Loans to finance agricultural production and
      other loans to farmers . . . . . . . . . . . . . . . . . .  1613                    0      M.2.b
   c. Commercial and industrial loans:
      (1) To U.S. addresses (domicile) . . . . . . . . . . . . .  1758                4,948      M.2.c.(1)
      (2) To non-U.S. addresses (domicile) . . . . . . . . . . .  1759                    0      M.2.c.(2)
   d. All other loans (exclude loans to individuals for
      household, family, and other personal expenditures)  . . .  1615                    0      M.2.d.
   e. Lease financing receivables:
      (1) To U.S. addresses (domicile) . . . . . . . . . . . . .  1789                    0      M.2.e.(1)
      (2) To non-U.S. addresses (domicile) . . . . . . . . . . .  1790                    0      M.2.e.(2)
   f. Total (sum of memorandum items 2.a thrugh 2.e) . . . . . .  1616                4,997      M.2.f
3. Maturity and repricing date for loans and leases(1)
   (excluding those in nonaccrual status):
   a. Fixed rate loans and leases with a remaining maturity of:
      (1) Three months or less . . . . . . . . . . . . . . . . .  0348              951,703      M.3.a.(1)
      (2) Over three months through 12 months  . . . . . . . . .  0349              955,793      M.3.a.(2)
      (3) Over one year thourgh five years . . . . . . . . . . .  0356            2,202,752      M.3.a.(3)
      (4) Over five years  . . . . . . . . . . . . . . . . . . .  0357              105,010      M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of
          Memorandum items 3.a.(1) through 3.a.(4))  . . . . . .  0358            4,215,258      M.3.a.(5)
   b. Floating rate loans with repricing frequency of:
      (1) Quarterly or more frequently . . . . . . . . . . . . .  4554            3,074,085      M.3.b.(1)
      (2) Annually or more frequently, but less frequently
          than quarterly . . . . . . . . . . . . . . . . . . . .  4555              341,501      M.3.b.(2)
      (3) Every five years or more frequently, but less
          frequently than annually . . . . . . . . . . . . . . .  4561              352,752      M.3.b.(3)
      (4) Less frequently than every five years  . . . . . . . .  4564               31,953      M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum
          items 3.b.(1) through 3.b.(4)) . . . . . . . . . . . .  4567            3,800,291      M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5)
      and 3.b.(5)) (must equal sum of total loans and leases,
      net, from Schedule RC-C, part I, item 12, plus unearned
      income from Schedule RC-C, part I, item 11, minus total
      nonaccrual loans and leases from Schedule RC-N, sum of
      items 1 through 8, column C) . . . . . . . . . . . . . . .  1479            8,015,549      M.3.c.
4. Loans to finance commerail real estate, construction,
   and land development activities (not secured by real
   estate) included in Schedule RC-C, part I, items 4 and 9,
   column A, page RC-6(2)  . . . . . . . . . . . . . . . . . . .  2746                    0      M.4.
5. Loans and leases held for sale (included
   in Schedule RC-C, part I, above)  . . . . . . . . . . . . . .  5369              250,518      M.5
6. Adjustable rate close-end loans secured by                                                    ------------------------------
   first liens on 1-4 family residential                                                         RFCD     Bil     Mil     Thou
   properties (included in Schedule RC-C, part  I,                                               ------------------------------
   item 1.c.(2)(a), column 8, page RC-6  . . . . . . . . . . . .                                 5370                   108,641 M.6.
                                                                 --------------------------------------------------------------

- ----------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule Rc-J.

(2) Exclude loans secured by real estate that are included in Schedule RC-C, pat I, item 1, column A.


Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RC-7a
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0


SCHEDULE RC-C--Continued

PART II. Loans to Small Business and Small Farms

Scheduled RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used  to determine the "original amount"
of a loan; (1) For loans drawn down under lines of credit loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the
"original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses
1. Indicate in the appropriate box at the right whether all or substantially
all of the bank's "Loans secured by nonfarm nonresidential properties" in                                               C418
domestic offices reported in Schedule RC-C, part I, item 1.e, column B, and all                                         -----
or substantially all of the bank's "Commercial and industrial loans to                                        YES         NO
U.S. addresses" in domestic offices reported in Schedule RC-C, part I,                                        ---------------
item 4.a, column B, have original amounts of $100,000 or less (see instructions).......................  6999              X  1.
                                                                                                         --------------------

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

2. Report the total number of loans currently outstanding for each of the following         Number of Loans
   following Schedule RC-C, part I, loan categories:                                      -------------------
                                                                                         RCON
                                                                                         ----
   a: "Loans secured by nonfarm nonresidential properties" in domestic offices
       reported in Schedule RC-C, part I, item 1.e, column B ...........................  5562        N/A   2.a
   b: "Commercial and industrial loans to U.S. addresses" in domestic offices
       reported in Schedule RC-C, part I, item 4.a, column B ...........................  5563        N/A   2.b

                                                                                         (Column A)             (Column B)
                                                                                                                  Amount
                                                                                                                 Currently
                                                                                       Number of Loans          Outstanding
                                                                                 -------------------------------------------------
                                                  Dollars Amounts in Thousands       RCON                 RCON  Bil  Mil Thou
- ----------------------------------------------------------------------------------------------------------------------------------
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, item 1.e, column B):
   a. With original amounts of $100,000 or less .................................... 5564        1,437    5565         61,089 3.a.
   b. With original amounts of more than $100,000 through $250,000 ................. 5566        1,038    5567        133,067 3.b.
   c. With original amounts of more than $250,000 through $1,000,000 ............... 5568          760    5569        292,033 3.c.
4. Number and amount currently outstanding of "Commercial and industrial loans to U.S. addressess" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (sum of items 4.a through 4.c must be less than or equal to
   Schedule RC-C, part I, item 4.a, column B):
   a. With original amounts of $100,000 or less .................................... 5570         3,764   5571        109,932 4.a.
   b. With original amounts of more than $100,000 through $250,000 ................. 5572         1,057   5573        121,833 4.b.
   c. With original amounts of more than $250,000 through $1,000,000 ............... 5574           985   5575        339,359 4.c.

                                                                17a

Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RC-7b
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0


SCHEDULE RC-C--Continued

PART II.  Continued

Agricultural Loans to Small Farms
5. Indicate in the appropriate box at the right whether all or substantially all of the bank's "Loans secured by farmland (including farm, residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the bank's "Loans to finance agricultural production and  other loans to farmers" in domestic
offices reported in Schedule RC-C, part I, item 3, column B                                           YES             NO
have original amounts of $100,000 or less (see instructions) ....................................... 6860              X  5.
                                                                                                         --------------------

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8. If NO, skip items 6.a and 6.b, complete items 7 and 8 below.

6. Report the total number of loans currently outstanding for each of the following          Number of Loans
   following Schedule RC-C, part I, loan categories:                                     -------------------
                                                                                         RCON
   a: "Loans secured by farmland (including farm residenteal and other improvements)"    -----
       in domestic offices reported in Schedule RC-C, part I, item 1.b, column B ......  5576        N/A   6.a
   b: "Loans to finance agricultural production and other loans to farmers" in
       domestic offices reported in Schedule RC-C, part I, item 3, column B ...........  5577        N/A   6.b

                                                                                         (Column A)             (Column B)
                                                                                                                  Amount
                                                                                                                 Currently
                                                                                       Number of Loans          Outstanding
                                                                                 -------------------------------------------------
                                                  Dollars Amounts in Thousands       RCON                 RCON  Bil  Mil Thou
- ----------------------------------------------------------------------------------------------------------------------------------
7. Number and amount currently outstanding of "Loans secured by farmland
   (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b, column B):
   a. With original amounts of $100,000 or less .................................... 5578          125    5579          5,419 7.a.
   b. With original amounts of more than $100,000 through $250,000 ................. 5580           45    5581          5,606 7.b.
   c. With original amounts of more than $250,000 through $500,000 ................. 5582           11    5583          2,959 7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in
   Schedule RC-C, part I, item 3, column B (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3, column B):
   a. With original amounts of $100,000 or less .................................... 5584         1,337   5585         32,902 8.a.
   b. With original amounts of more than $100,000 through $250,000 ................. 5586           157   5587         18,745 8.b.
   c. With original amounts of more than $250,000 through $1,000,000 ............... 5588            35   5589          9,380 8.c.




                                                             17b

Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RC-8
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0


SCHEDULE RC-D -- TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of interest rate, foreign exchange rate, and other commodity and equity contracts (as reported in Schedule RC-L, items 11,
12, and 13).

                                                                                                C420
                                                                                                ----
                                         Dollar Amounts in Thousands            Bil     Mil     Thou
- ----------------------------------------------------------------------------------------------------
ASSETS
1. U.S. Treasury securities in domestic offices .................... RCON 3531                     0  1.
2. U.S. Government agency and corporation obligations in domestic
   offices (exclude mortgage-backed securities) .................... RCON 3532                     0  2.
3. Securities issued by states and political subdivisions in the
   U.S. in domestic offices ........................................ RCON 3533                     0  3.
4. Mortgage-backed securities in domestic offices:
   a. pass-through securities issued or guaranteed by FHLMC, or GNMA RCON 3534                     0  4.a.
   b. CMOs and REMICs issued by FHMA or FHLMC ...................... RCON 3535                     0  4.b.
   c. All other .................................................... RCON 3536                     0  4.c.
5. Other debt securities in domestic offices ....................... RCON 3537                     0  5.
6. Certificates of deposit in domestic offices ..................... RCON 3538                     0  6.
7. Commercial paper in domestic offices ............................ RCON 3539                     0  7.
8. Bankers acceptances in domestic offices ......................... RCON 3540                 1,839  8.
9. Other trading assets in domestic offices ........................ RCON 3541                     0  9.
10. Trading assets in foreign offices .............................. RCON 3542                     0  10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
    a. In domestic offices ......................................... RCON 3543                     0  11.a.
    b. In foreign offices .......................................... RCON 3544                     0  11.b.
12. Total trading assets (sum of items 1 through 11) (must equal
    Schedule RC, item 5) ........................................... RCON 3545                 1,839  12.
                                                                     --------------------------------

                                                                                Bil     Mil     Thou
LIABILITIES                                                          --------------------------------
13. Liability for short positions .................................. RCON 3546                     0  13.
14. Revaluation losses on interest rate, foreign exchange rate,
    and other commodity and equity contracts ....................... RCON 3547                    12  14.
15. Total trading liabilities (sum of items 13 and 14) (must equal
    Schedule RC, item 15.b) ........................................ RCON 3548                    12  15.
                                                                     --------------------------------


Legal Title of Bank:    The Huntington National Bank                                   Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                                    Page RC-9
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RC-E -- DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                                                                     C425
                                                                                                    Nontransaction
                                                                Transaction Accounts                    Accounts
                                                       ------------------------------------------------------------------
                                                           (Column A)               (Column B)             (Column C)
                                                       Total transaction           Memo: Total                Total
                                                      accounts (including        demand deposits         nontransaction
                                                          total demand            (included in              accounts
                                                             deposits               column A)          (including MMDAs)
                                                        ------------------      ------------------     ------------------
                         Dollar Amounts in Thousands    RCON  Bil Mil Thou      RCON  Bil Mil Thou     RCON  Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations . . . .  2201     2,108,005      2240     1,257,839     2346     4,445,285    1.
2. U.S. Government . . . . . . . . . . . . . . . . . .  2202         7,767      2280         7,767     2520             0    2.
3. States and political subdivdisions in the U.S.  . .  2203        53,685      2290        53,685     2530        72,208    3.
4. Commercial banks in the U.S.  . . . . . . . . . . .  2206         8,354      2310         8,354                           4.
   a. U.S. branches and agencies of foreign banks  . .                                                 2347             0    4.a.
   b. Other commercial banks in the U.S.   . . . . . .                                                 2348             0    4.b.
5. Other depository institutions in the U.S.   . . . .  2207             0      2312             0     2349             0    5.
6. Banks in foreign countries  . . . . . . . . . . . .  2213         1,426      2320         1,426                           6.
   a. Foreign branches of other U.S. banks . . . . . .                                                 2367             0    6.a.
   b. Other banks in foreign countries . . . . . . . .                                                 2373             0    6.b.
7. Foreign governments and official institutions
   (including foreign central banks) . . . . . . . . .  2216             0      2300             0     2377             0    7.
8. Certified and official checks  . . . . . . . . . .  2330        38,308      2330        38,308                           8.
9. Total (sum of item 1 through 8) (sum of columns A
   and C must equal Schedule RC, item 13.a)  . . . . . 2215      2,217,545      2210     1,367,379     2385     4,517,493    9.

Memoranda                                                              Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
- ------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, Column A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts  . . . . . . . . . . . . .   6835     447,226      M.1.a.
   b. Total brokered deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2365       9,000      M.1.b.
   c. Fully insured brokered deposits (included in Memorndum item 1.b above):
      (1) issued in denominations of less than $100,000  . . . . . . . . . . . . . . . . . . . . . .   2343           0    M.1.c.(1)
      (2) issued either in denominations of $100,000 or in denominations greater than $100,000
          and participated out by the broker in shares of $100,000 or less   . . . . . . . . . . . .   2344       9,000    M.1.c.(2)
   d. Total deposits denominated in foreign currencies . . . . . . . . . . . . . . . . . . . . . . .   3776           0    M.1.d.
   e. Preferred deposists (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under state law)  . .   5590     125,893    M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must equal item 9, column  C above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)  . . . . . . . . . . . . . . . . . . . . . . . . . .   6810     792,307    M.2.a.(1)
      (2) Other savings deposists (excludes MMDAs)   . . . . . . . . . . . . . . . . . . . . . . . .   0352   1,509,126    M.2.a.(2)
   b. Total time deposits of less than $100,000  . . . . . . . . . . . . . . . . . . . . . . . . . .   6648   1,999,224    M.2.b.
   c. Time certificates of deposit of $100,000 or more  . . . . . . . . . . . . . . . . . . . .  . .   6645     216,836    M.2.c.
   d. Open-account time deposits of $100,000 or more   . . . . . . . . . . . . . . . . . . . . . . .   6646           0    M.2.d.
3. All NOW accounts (included in column A above)   . . . . . . . . . . . . . . . . . . . . . . . . .   2398     804,771    M.3.

Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RC-10
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RC-E--CONTINUED

PART I. CONTINUED

Memoranda (continued)

  Deposit Totals for FDIC Insurance Assesments(1)
                                                                 Dollar Amounts in Thousands    RCON  Bil    Mil    Thou
- ------------------------------------------------------------------------------------------------------------------------

4.      Total deposits in domestic offices (sum of item 9, column A and item 9, column C)
        (must equal Schedule RC, item 13.a).................................................    2200           6,735,038  M.4.

        a.  Total demand deposits (must equal item 9, column B).............................    2210           1,367,379  M.4.a.
        b.  Total time and savings deposits(2) (must equal item 9, column A plus item 9,
            column C minus item 9, column B)................................................    2350           5,367,659  M.4.b.

- ----------------

(1)     An amended Certificate Statement should be submitted to the FDIC if the deposit totals reported in this item are amended after the semiannual Certificate Statement originally covering this report date has been filed with the FDIC.
(2)     For FDIC insurance assessment purposes, "total time and savings deposits" consists or nontransactions accounts and all transaction accounts other than demand deposits.


<Captioned>
                                                                 Dollar Amounts in Thousands    RCON    Bil  Mil    Thou
- ------------------------------------------------------------------------------------------------------------------------
5.      Time deposits of less than $100,000 and open-account time deposits of $100,000 or more
        (included in Memorandum items 2.b and 2.d above) with remaining maturity of repricing frequency of:(1)
        a.  Three months or less...........................................................     0359             502,782  M.5.a.
        b.  Over three months through 12 months (but not over 12 months)...................     3644             678,799  M.5.b.
6.      Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)
        a.  Fixed rate time certificates of deposit of $100,000 or more with remaining maturity of:
            (1) Three months or less.......................................................     2761             146,359  M.6.a.(1)
            (2) Over three months through 12 months........................................     2762              51,525  M.6.a.(2)
            (3) Over one year through five years...........................................     2763              18,952  M.6.a.(3)
            (4) Over five years............................................................     2765                   0  M.6.a.(4)
            (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of
                Memorandum items 6.a.(1) through 6.a.(4))..................................     2767             216,836  M.6.a.(5)
        b.  Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:
            (1) Quarterly or more frequently...............................................     4568                   0  M.6.b.(1)
            (2) Annually or more frequently, but less frequently than quarterly............     4569                   0  M.6.b.(2)
            (3) Every five years or more frequently, but less frequently than annually.....     4571                   0  M.6.b.(3)
            (4) Less frequently than every five years......................................     4572                   0  M.6.b.(4)
            (5) Total floating rate time certificates of deposit of $100,000 or more (sum of
                Memorandum items 6.b.(1) through 6.b.(4))..................................     4573                   0  M.6.b.(5)
        c.  Total time certificates of deposit of $100,000 or more (sum of Memorandum items
            6.a.(5) and 6.b.(5)) (must equal Memorandum item 2.c. above)...................     6645             216,836  M.6.c
- ---------------

(1)     Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.



Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                             Page RC-11
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RC-E--CONTINUED

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
AGREEMENT SUBSIDIARIES AND IBFS)

                                         Dollar Amounts in Thousands    RCFN    Bil     Mil     Thou
- ----------------------------------------------------------------------------------------------------
Deposits of:
1.      Individuals, partnerships, and corporations................... 2621                 183,792   1.
2.      U.S. banks (including IBFs and foreign branches of U.S.
        banks)........................................................ 2623                 208,820   2.
3.      Foreign banks (including U.S. branches and
        agencies of foreign banks, including their IBFs).............. 2625                       0   3.
4.      Foreign governments and official institutions
        (including foreign central banks)............................. 2650                       0   4.
5.      Certified and official checks................................. 2330                       0   5.
6.      All other deposits............................................ 2668                 100,000   6.
7.      Total (sum of items 1 through 6) (must equal Schedule RC,
        item 13.b).................................................... 2200                 492,612   7.


SCHEDULE RC-F--OTHER ASSETS
                                                                                             C430
                                        Dollar Amounts in Thousands                Bil   Mil  Thou
- ----------------------------------------------------------------------------------------------------
1.      Income earned, not collected on loans.........................   RCFD 2164           45,254    1.
2.      Net deferred tax assets(1)....................................   RCFD 2148           65,202    2.
3.      Excess residential mortgage servicing fees receivable.........   RCFD 5371           15,718    3.
4.      Other (itemize amounts that exceed 25% of this item)..........   RCFD 2168          141,793    4.
        a.      TEXT 3549                               RCFD 3549                                      4.a.
        b.      TEXT 3550                               RCFD 3550                                      4.b.
        c.      TEXT 3551                               RCFD 3551                                      4.c.
5.      Total (sum of items 1 through 4) (must equal
        Schedule RC, item 11).........................................   RCFD 2160          268,967    5.

MEMORANDUM
                                                                                           C430
                                        Dollar Amounts in Thousands                Bil   Mil  Thou
- ----------------------------------------------------------------------------------------------------
1.      Deferred tax assets disallowed for regulatory
        capital purposes..............................................   RCFD 5610                     M.1.

SCHEDULE RC-G--OTHER LIABILITIES
                                                                                           C435
                                        Dollar Amounts in Thousands                Bil   Mil  Thou
- ----------------------------------------------------------------------------------------------------
1. a.   Interest accrued and unpaid on deposits in
        domestic offices(2)...........................................   RCOM 3645             20,732  1.a.
   b.   Other expenses accrued and unpaid (includes accrued income
        taxes payable)................................................   RCFD 3646             93,731  1.b.
2.      Net deferred tax liabilities(1)...............................   RCFD 3049                  0  2.
3.      Minority interest in consolidated subsidiaries................   RCFD 3000               (539) 3.
4.      Other (itemize amounts that exceed 25% of this item)..........   RCFD 2938             46,296  4.
   a.   TEXT 3552  Deferred gains - swap derivatives                     RCFD 3552             22,995  4.a.
   b.   TEXT 3553                         RCFD 3553                                                    4.b.
   c.   TEXT 3554                         RCFD 3554                                                    4.c.
5.      Total (sum of items 1 through 4) (must equal Schedule RC,
        item 20)......................................................   RCFD 2930            160,220  5.

- ----------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

                                                                21

Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                             Page RC-12
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES
                                                                                                C440
                                                                                                ----
                                                                             Domestic Offices
                                                                        ----------------------------
                                         Dollar Amounts in Thousands    RCON    Bil     Mil     Thou
- ----------------------------------------------------------------------------------------------------
1.      Customers' liability to this bank on acceptances
        outstanding.................................................. 2155                      63,082  1.
2.      Bank's liability on acceptances executed and outstanding..... 2920                      63,082  2.
3.      Federal funds sold and securities purchased under
        agreements to resell......................................... 1350                     477,330  3.
4.      Federal funds purchased and securities sold under
        agreements to repurchase..................................... 2800                     768,674  4.
5.      Other borrowed money......................................... 2850                   1,544,362  5.
        EITHER
6.      Net due from own foreign offices, Edge and Agreement
        subsidiaries, and IBFs....................................... 2163                         N/A  6.
        OR
7.      Net due to own foreign offices, Edge and Agreement
        subsidiaries, and IBFs....................................... 2941                     493,873  7.
8.      Total assets (excludes net due from foreign offices, Edge
        and Agreement subsidiaries, and IBFs)........................ 2192                  10,873,828  8.
9.      Total liabilities (excludes net due to foreign offices, Edge
        and Agreement subsidiaries, and IBFs)........................ 3129                   9,521,184  9.


Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.
                                         Dollar Amounts in Thousands    RCON    Bil     Mil     Thou
- ----------------------------------------------------------------------------------------------------
10.     U.S. Treasury securities..................................... 1779                      719,680 10.
11.     U.S. Government agency and corporation obligations
        (exclude mortgage-backed securities)......................... 1785                      337,131 11.
12.     Securities issued by states and political subdivisions
        in the U.S. ................................................. 1786                       65,548 12.
13.     Mortgage-backed securities:
        a. Pass-through securities:
           (1) Issued or guaranteed by FNMA, FHLNC, or GNMA.......... 1787                       20,203 13.a.(1)
           (2) Privately-issued...................................... 1869                            0 13.a.(2)
        b. CMOs and REMICs:
           (1) Issued by FNMA and FHLMC.............................. 1877                      118,449 13.b.(1)
           (2) Privately-issued...................................... 2253                            0 13.b.(2)
14.     Other domestic debt securities............................... 3159                      108,618 14.
15.     Foreign debt securities...................................... 3160                        2,500 15.
16.     Equity securities:
        a. Investments in mutual funds............................... 3161                        3,132 16.a.
        b. Other equity securities with readily determinable
           fair values............................................... 3162                           12 16.b.
        c. All other equity securities............................... 3169                        5,877 16.c.
17.     Total held-to-maturity and available-for-sale securities
        (sum of items 10 through 16)................................. 3170                    1,381,150 17.


Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                         Dollar Amounts in Thousands    RCON    Bil     Mil     Thou
- ----------------------------------------------------------------------------------------------------
        EITHER
1.      Net due from the IBF of the domestic offices of the
        reporting bank............................................... 3051                          N/A M.1.
        OR
2.      Net due to the IBF of the domestic offices of the
        reporting bank............................................... 3059                          N/A M.2.


Legal Title of Bank:    The Huntington National Bank                                   Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                                   Page RC-13
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RC-I -- SELECTED ASSETS AND LIABILITIES OF IBFs
To be completed only by banks with IBfs and other ''foreign'' offices.

                                                                                                                  C445
                                                                      Dollar Amounts in Thousands   RCFD  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) . . . . . . . .    2133            N/A     1.
2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I, item 12,
   column A) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2076            N/A     2.
3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A)       2077            N/A     3.
4. Total IBF liabilities (component of Schedule RC, item 21) . . . . . . . . . . . . . . . . . .    2898            N/A     4.
5. IBF deposit liabilities due to banks, including other IBfs (component of Schedule RC-E,
   part II, items 2 and 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2379            N/A     5.
6. Other IBf deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) . .    2381            N/A     6.


SCHEDULE RC-K -- QUARTERLY AVERAGES (1)

                                                                                                                  C455
                                                                      Dollar Amounts in Thousands         Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------
 1. Interest-bearing balances due from depository institutions  . . . . . . . . . . . . . . .   RCFD 3381           250     1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2)  . . .   RCFD 3382     1,327,001     2.
 3. Securities issued by states and political subdivisions in the U.S.(2) . . . . . . . . . .   RCFD 3383        72,765     3.
 4. a. Other debt securities(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 3647       121,507     4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock)    RCFD 3648         9,021     4.b.
 5. Federal  funds sold and securities purchased under agreements to resell in domestic
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs . . . . . . .   RCFD 3365       372,129     5.
 6. Loans:
    a. Loans in domestic offices:
       (1) Total loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCON 3360     7,614,167     6.a.(1)
       (2) Loans secured by real estate. . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCON 3385     2,798,582     6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers . . . . . . . .  RCON 3386        57,512     6.a.(3)
       (4) Commercial and industrial loans . . . . . . . . . . . . . . . . . . . . . . . . . .  RCON 3387     2,029,438     6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures . . . .  RCON 3388     2,596,454     6.a.(5)
       (6) Obligations (other than securities and leases) of states and political subdivisions
           in the U.S. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCON 3389        22,800     6.a.(6)
    b. Total loans in foreign offices, Edge and Agreement subdivisions, and IBFs . . . . . . .  RCFM 3360             0     6.b.
 7. Assets held in trading accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3401         3,171     7.
 8. Lease financing receivables (net of unearned income) . . . . . . . . . . . . . . . . . . .  RCFD 3484       398,308     8.
 9. Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3368    10,843,891     9.
LIABILITIES
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,
    and telephone and preauthorized transfer accounts) (exclude demand deposits) . . . . . . .  RCON 3485       881,224    10.
11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs) . . . . . . . . . . . . . . . . . . . . . . . . .  RCON 3486       811,280    11.a.
    b. Other savings deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCON 3487     1,574,636    11.b.
    c. Time certificates of deposit of $100,000 or more  . . . . . . . . . . . . . . . . . . .  RCON 3345       212,788    11.c.
    d. All other time deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCON 3469     1,950,088    11.d.
12. interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs     RCFM 3404       392,504    12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs  . . . . . . .  RCFD 3353       796,513    13.
14. Other borrowed money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 3355     1,579,189    14.

- --------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.

Legal Title of Bank:    The Huntington National Bank                                   Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                                   Page RC-14
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RC-L -- OFF-BALANCE SHEET ITEMS
Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                     C460
                                                                          Dollar Amounts in Thousands  RCFD  Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:
    a. Revolving open-end lines secured by 1-4 family residential properties, e.g., home equity
       lines . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3814       684,181    1.a
    b. Credit card lines . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3815     1,197,252    1.b.
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate  . . . . . . . . . . . . . . . . . . .  3816        43,120    1.c.(1)
       (2) Commitments to fund loans not secured by real estate  . . . . . . . . . . . . . . . . .  6550             0    1.c.(2)
    d. Securities underwriting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3817             0    1.d.
    e. Other unused commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3818     1,898,796    1.e.
 2. Financial standby letters of credit and foreign office guarantees  . . . . . . . . . . . . . .  3819       341,053    2.
    a. Amount of financial standby leters of credit conveyed to others        RCFD 3820     39,334                        2.a.
 3. Performance standby letters of credit and foreign office guarantees  . . . . . . . . . . . . .  3821        20,984    3.
    a. Amount of performance standby letters of credit conveyed to others     RCFD 3822      3,915                        3.a.
 4. Commercial and similar letters of credit . . . . . . . . . . . . . . . . . . . . . . . . . . .  3411       150,357    4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by the
    reporting bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3428             0    5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting
    (nonaccepting) bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3429             0    6.
 7. Securities borrowed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3432             0    7.
 8. Securities lent (including customers' securities lent where the customer is idemnified against
    loss by the reporting bank)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3433             0    8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold for
    Call Report purposes:
    a. FNMA and FHLMC residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date  . . . . .  3650        25,535    9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date  . . . . . . . . .  3651        25,535    9.a.(2)
    b. Private (nongovernment-issued or guaranteed) residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date  . . . . .  3652             0    9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date  . . . . . . . . .  3653             0    9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date  . . . . .  3654             0    9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date  . . . . . . . . .  3655             0    9.c.(2)
10. When-issued securities:
    a. Gross commitments to purchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3434             0    10.a
    b. Gross commitments to sell . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3435             0    10.b.
11. Interest rate contracts (exclude when-issued securities):
    a. Notional value of interest rate swaps . . . . . . . . . . . . . . . . . . . . . . . . . . .  3450     8,051,761    11.a
    b. Future and forward contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3823     1,098,068    11.b
    c. Option contracts (e.g., options on Treasuries):
       (1) Written option contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3824       361,300    11.c.(1)
       (2) Purchased option contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3825       797,800    11.c.(2)
12. Foreign excxhange rate contracts:
    a. Notional value of exchange swaps (e.g., cross-currency swaps) . . . . . . . . . . . . . . .  3826             0    12.a.
    b. Commitments to purchase foreign currencies and U.S. dollar exchange (spot, forward,
       and future  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3415         8,111    12.b.
    c. Option contracts (e.g., options on foreign currency:
       (1) Written option contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3827             0    12.c.(1)
       (2) Purchased option contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3828             0    12.c.(2)


Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RC-15
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RC-L--Continued

                                                                                                                       C461
                                                                                                                       ----
                                                                Dollar Amounts in Thousands    RCFD    Bil    Mil     Thou
- ---------------------------------------------------------------------------------------------------------------------------
13.     Contracts on other commodities and equities:
        a.  National value of other swaps (e.g., oil swaps)................................     3829                    0  13.a.
        b.  Futures and forward contracts (e.g., stock index and commodity--precious metals,
            wheat, cotton, livestock--contracts)...........................................     3830                    0  13.b.
        c.  Option contracts (e.g., options on commodities, individual stocks and stock indexes):
            (1) Written option contracts...................................................     3831                    0  13.c.(1)
            (2) Purchased option contracts.................................................     3832                    0  13.c.(2)
14.     All other off-balance sheet liabilities (itemize and describe each component of this
        item over 25% of Schedule RC, item 28, "Total equity capital").....................     3430                    0  14.

        a.  TEXT 3555 _______________________________________________RCFD 3555                                             14.a.
        b.  TEXT 3556 _______________________________________________RCFD 3556                                             14.b.
        c.  TEXT 3557 _______________________________________________RCFD 3557                                             14.c.
        d.  TEXT 3558 _______________________________________________RCFD 3558                                             14.d.

15.     All other off-balance sheet assets (itemize and describe each component of this item
        over 25% of Schedule RC, item 28, "Total equity capital")..........................     5591                    0  15.

        a.  TEXT 5592 _______________________________________________RCFD 5592                                             15.a.
        b.  TEXT 5593 _______________________________________________RCFD 5593                                             15.b.
        c.  TEXT 5594 _______________________________________________RCFD 5594                                             15.c.
        d.  TEXT 5595 _______________________________________________RCFD 5595                                             15.d.



Memoranda
                                                                Dollar Amounts in Thousands    RCFD    Bil    Mil     Thou
- --------------------------------------------------------------------------------------------------------------------------

1.      Not applicable
2.      Not applicable
3.      Unused commitments with an original maturity exceeding one year that are reported in
        Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of
        commitments that are fee paid or otherwise legally binding)........................     3833              333,822  M.3.
        a.  Participations in commitments with an original maturity exceeding one year
            conveyed to others...................................... RCFD 3834      112,478                               M.3.a.
4.      To be completed only by banks with $1 billion or more in total assets:
        Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addresses (domicile) included in Schedule RC-L,
        items 2 and 3, above..............................................................     3377                   60  M.4.
5.      To be completed for the September report only:
        Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
        a.  Loans to purchase private passenger automobiles...............................      2741                  N/A  M.5.a.
        b.  Credit cards and related plans................................................      2742                  N/A  M.5.b.
        c.  All other consumer installment credit (including mobile home loans)...........      2743                  N/A  M.5.d.


Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                             Page RC-16
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0


SCHEDULE RC-M -- MEMORANDA

                                                                                                        C465      <-
                                                                                                        ----
                                         Dollar Amounts in Thousands             RCFD   Bil   Mil       Thou
- ------------------------------------------------------------------------------------------------------------
1.      Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
        a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related
           interests..........................................................   6164                 97,823      1.a.
        b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
           (including extensions of credit to related interests) equals or exceeds
           the lesser of $500,000 or 5 percent of total capital            Number
           as defined for this purpose in agency regulations.   RCFD 6165      12                                 1.b.
2.      Federal funds sold and securities purchased under agreements to resell with U.S. branches and agencies of foreign banks(1) (included in
        Schedule RC, items 3.a and 3.b).......................................   3405                             0 2.
3.      Not applicable.
4.      Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
        a. Mortgages serviced under a GNMA contract...........................   5500                562,206      4.a.
        b. Mortgages serviced under a FHLMC contract:
           (1) Serviced with recourse to servicer.............................   5501                 13,513      4.b.(1)
           (2) Serviced without recourse to servicer..........................   5502              1,503,926      4.b.(2)
        c. Mortgages serviced under a FNMA contract:
           (1) Serviced under a regular option contract.......................   5503                 15,312      4.c.(1)
           (2) Serviced under a special option contract.......................   5504              3,524,432      4.c.(2)
        d. Mortgages serviced under other servicing contracts.................   5505              1,072,504      4.d.
5.      To be completed only by banks with $1 billion or more in total assets:
        Customers' liability to this bank on acceptances outstanding (sum of items
        5.a and 5.b must equal Schedule RC, item 9):
        a. U.S. addressees (domicile).........................................   2103                 63,082      5.a.
        b. Non-U.S. addressees (domicile).....................................   2104                      0      5.b.
6.      Intangible assets:
        a. Mortgage servicing rights..........................................   3164                 34,550      6.a.
        b. Other identifiable intangible assets:
           (1) Purchased credit card relationships............................   5506                  3,590      6.b.(1)
           (2) All other identifiable intangible assets.......................   5507                  3,239      6.b.(2)
        c. Goodwill...........................................................   3163                 16,157      6.c.
        d. Total (sum of items 6.a through 6.c) (must equal Schedule RC,
           item 10)...........................................................   2143                 57,536      6.d.
        e. Intangible assets that have been grandfathered for regulatory
           capital purposes...................................................   6442                      0      6.e.




                                                                                        YES              NO
                                                                                 ---------------------------
7.      Does your bank have any mandatory convertible debt that is part
        of your Tier 2 capital?...............................................   6167                      X      7.
        If yes, complete items 7.a through 7.e:                                  RCFD   Bil    Mil      Thou
                                                                                 ---------------------------
        a. Total equity contract notes, gross................................... 3290                    N/A      7.a.
        b. Common or perpetual preferred stock dedicated to redeem the above
           notes................................................................ 3291                    N/A      7.b.
        c. Total equity commitment notes, gross................................. 3293                    N/A      7.c.
        d. Common or perpetual preferred stock dedicated to redeem the above
           notes................................................................ 3294                    N/A      7.d.
        e. Total (item 7.a minus 7.b plus 7.c minus 7.d)........................ 3295                    N/A      7.e.

- ----------
(1) Do NOT report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                             Page RC-17
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0


SCHEDULE RC-M -- CONTINUED

                                         Dollar Amounts in Thousands                       Bil     Mil     Thou
- ----------------------------------------------------------------------------------------------------------------
 8.     a. Other real estate owned:
           (1) Direct and indirect investments in real estate ventures........  RCFD 5372                    0    8.a.(1)
           (2) All other real estate owned:
               (a) Construction and land development in domestic offices......  RCON 5508               25,004    8.a.(2)(a)
               (b) Farmland in domestic offices...............................  RCON 5509                    0    8.a.(2)(b)
               (c) 1-4 family residential properties in domestic offices......  RCON 5510                2,477    8.a.(2)(c)
               (d) Multifamily (5 or more) residential properties in
                   domestic offices...........................................  RCON 5511                8,704    8.a.(2)(d)
               (e) Nonfarm nonresidential properties in domestic offices......  RCON 5512               17,849    8.a.(2)(e)
               (f) In foreign offices.........................................  RCFD 5513                    0    8.a.(2)(f)
           (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule
               RC, item 7)....................................................  RCFD 2150                54,034   8.a.(3)
        b. Investments in unconsolidated subsidiaries and associated companies:
           (1) Direct and indirect investments in real estate ventures........  RCFD 5374                     0   8.b.(1)
           (2) All other investments in unconsolidated subsidiaries and
               associated companies...........................................  RCFD 5375                     0   8.b.(2)
           (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal schedule RC,
               item 8)........................................................  RCFD 2130                     0   8.b.(3)
        c. Total assets of unconsolidated subsidiaries and associated
           companies..........................................................  RCFD 5376                     0   8.c.
 9.     Noncumulative perpetual preferred stock and related surplus included in
        Schedule RC, item 23, "Perpetual preferred stock and related
        surplus"..............................................................  RCFD 3778                     0   9.
10.     Mutual fund and annuity sales in domestic offices during the quarter
        (include proprietary, private label, and third party mutual funds):
        a. Money market funds.................................................  RCON 6441                62,206   10.a.
        b. Equity securities funds............................................  RCON 8427                 6,228   10.b.
        c. Debt securities funds..............................................  RCON 8428                 6,042   10.c.
        d. Other mutual funds.................................................  RCON 8429                 6,950   10.d.
        e. Annuities..........................................................  RCON 8430                 5,465   10.e.




Memorandum                                Dollar Amounts in Thousands             RCFD      Bil     Mil     Thou
- ----------------------------------------------------------------------------------------------------------------
1.      Interbank holdings of capital instruments (to be completed for the December report only):
        a. Reciprocal holdings of banking organizations' capital
           instruments........................................................       3836                   N/A   M.1.a.
        b. Nonreciprocal holdings of banking organizations' capital
           instruments........................................................       3837                   N/A   M.1.b.


Legal Title of Bank:    The Huntington National Bank                                   Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                                   Page RC-18
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

SCHEDULE RC-N -- PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                     C470<-
                                                           (Column A)               (Column B)             (Column C)
                                                            Past due                Past due 90            Nonaccrual
                                                          30 through 89            days or more
                                                          days and still             and still
                                                             accruing                accruing
                                                        ------------------      ------------------     ------------------
                         Dollar Amounts in Thousands    RCFD  Bil Mil Thou      RCFD  Bil Mil Thou     RCFD  Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:
    a. To U.S. addressees (domicile) . . . . . . . . . .                        1246     14,519        1247      25,432    1.a.
    b. To non-U.S. addressees (domicile) . . . . . . . .                        1249          0        1250           0    1.b.
2.  Loans to depository institutions and acceptances
    of other banks:
    a. To U.S. banks and other U.S. depository
       institutions  . . . . . . . . . . . . . . . . . .                        5378          0        5379           0    2.a.
    b. To foreign banks  . . . . . . . . . . . . . . . .                        5381          0        5382           0    2.b.
3.  Loans to finance agricultural production and
    other loans to farmers . . . . . . . . . . . . . . .                        1597          5        1583         358    3.
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile) . . . . . . . . . .                        1252      2,676        1253      18,413    4.a.
    b. To non-U.S. addressees (domicile) . . . . . . . .                        1255          0        1256           0    4.b.
5.  Loans to individuals for household, family, and
    other personal expenditures:
    a. Credit cards and related plans  . . . . . . . . .                        5384        973        5385           0    5.a.
    b. Other (includes single payment, installment,
       and all student loans)  . . . . . . . . . . . . .                        5387      1,507        5388           9    5.b.
6.  Loans to foreign governments and official
    institutions . . . . . . . . . . . . . . . . . . . .                        5390          0        5391           0    6.
7.  All other loans  . . . . . . . . . . . . . . . . . .                        5460          0        5461           0    7.
8.  Lease financing receivables:
    a. Of U.S. addressees (domicile)   . . . . . . . . .                        1258        103        1259           0    8.a.
    b. Of non-U.S. addressees (domicile) . . . . . . . .                        1272          0        1791           0    8.b.
9.  Debt securities and other assets (exclude other
    real estate owned and other repossessed assets)  . .                        3506          0        3507           0    9.

=================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.
Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                     RCFD  Bil Mil Thou      RCFD  Bil Mil Thou     RCFD  Bil Mil    Thou
                                                     ---------------------------------------------------------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government . . . . . . . . .                     5613           4,687    5614            465    10.
    a. Guaranteed portion of loans and leases
       included in item 10 above  . . . . . . . . . . .                     5616           4,660    5617            331    10.a.


Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                             Page RC-19
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0


SCHEDULE RC-N -- CONTINUED

                                                                                                             C473
                                                                                                           ---------
                                                         (Column A)              (Column B)                (Column C)
                                                          Past due               Past due 90               Nonaccrual
                                                        30 through 89           days or more
                                                       days and still             and still
Memoranda                                                 accruing                accruing
                                                     ---------------------   ---------------------   ---------------------
                     Dollar Amounts in Thousands     RCFD   Bil  Mil  Thou   RCFD   Bil  Mil  Thou   RCFD   Bil  Mil  Thou
- --------------------------------------------------------------------------------------------------------------------------

1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above ........                          1659                0   1661                0 M.1.
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in Schedule
   RC-N, items 4 and 7, above .....................                          6559                0   6560                0 M.2.
3. Loans secured by real estate in domestic offices  RCON   Bil  Mil  Thou   RCON   Bil  Mil  Thou   RCON   Bil  Mil  Thou
   (included in Schedule RC-N, item 1, above):
   a. Construction and land development ...........                          2769              388   3492           18,182 M.3.a.
   b. Secured by farmland .........................                          3494                0   3495                0 M.3.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4
          family residential properties and extended
          under lines of credit ...................                          5399              929   5400                0 M.3.c.(1)
      (2) All other loans secured by 1-4 family
          residential properties ..................                          5402           10,141   5403            4,427 M.3.c.(2)
   d. Secured by multifamily (5 or more)
      residential properties ......................                          3500                0   3501                0 M.3.d.
   e. Secured by nonfarm nonresidential properties.                          3503            3,061   3504            2,823 M.3.e.
                                                     ---------------------------------------------------------------------



                                                         (Column A)             (Column B)
                                                         Past due 30            Past due 90
                                                       through 89 days         days or more
                                                     ---------------------   ---------------------
                                                     RCFD   Bil  Mil  Thou   RCFD   Bil  Mil  Thou
                                                     ---------------------------------------------
4. Interest rate, foreign exchange rate,
   and other commodity and equity contracts:
   a. Book value of amounts carried as assets .....                          3528                0  M.4.a.
   b. Replacement cost of contracts with a
      positive replacement cost  ..................                          3530                0  M.4.b.
                                                     ----------------------------------------------


Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RC-20
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0


SCHEDULE RC-O -- OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS
An amended Certified Statement should be submitted to the FDIC if the amounts reported in items 1 through 10 of this schedule are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.

                                                                                                                     C475
                                                                                                                     ----
                                                                Dollar Amounts in Thousands    RCON    Bil     Mil     Thou
- ---------------------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits .................................................  0030                       0  1.a.
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits ..............................  0031                     N/A  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) .................  0032                     N/A  1.b.(2)
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits ................................................  3510                  10,882  2.a.
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits .............................  3512                     N/A  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ................  3514                     N/A  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total
    deposits in domestic offices) ...........................................................  3520                       0  3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in
    Puerto Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries .........................................  2211                   5,488  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ............................  2351                       0  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries .................  5514                       0  4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) .............  2229                       0  5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, (Part II). 2383                       0  5.b.
    c. Interest accrued and unpaid on deposits in insured branches (included in
       Schedule RC-G, item 1.b) .............................................................. 5515                       0  5.c.
 Item 6 is not applicable to state nonmember banks that have not been authorized by the
 Federal Reserve to act as pass-through correspondents.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,
       Memorandum item 4.a) .................................................................  2314                       0  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,
       Memorandum item 4.b) .................................................................  2315                       0  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)
    a. Unamortized premiums .................................................................  5516                   2,265  7.a.
    b. Unamortized discounts ................................................................  5517                       0  7.b.
- ---------------------------------------------------------------------------------------------------------------------------
 8. To be completed by banks with "Oakar deposits."
    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of
    the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)).  5518                 496,123  8.
- ---------------------------------------------------------------------------------------------------------------------------

 9. Deposits in lifeline accounts ...........................................................  5596                          9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices) ...........................................................  8432                       0 10.


- ----------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                             Page RC-21
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   |0|6|5|6|0|
                        -----------

SCHEDULE RC-O--CONTINUED
Memoranda (to be completed each quarter except as noted)
                                                Dollar Amounts in Thousands              RCON    Bil     Mil     Thou
- ---------------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less .......................        2702               5,056,755   M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less  (to be                 Number
           completed for the June report only) ..................... RCON 3779  926,469                                 M.1.a.(2)
    b. Deposit accounts of more than $100,000:                                                                          M.1.b.(2)
       (1) Amount of deposit accounts of more than $100,000 ........             Number  2710                1,678,283  M.1.b.(2)
       (2) Number of deposit accounts of more than $100,000 ........ RCON 2722    5,503
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum 1.b.(1) above.

       Indicate in the appropriate box at the right whether your bank has a method
       or procedure for determining a better estimate of uninsured deposits than the                YES          NO
       estimate described above .................................................        6861                    X       M.2.a.
    b. If the box marked YES has been checked, report the estimate of uninsured          RCON    Bil     Mil     Thou
       deposits determined by using your bank's method or procedure .............        5597                     N/A    M.2.b.



________________________________________________________________________________________________________________________________
Person to whom questions about the Reports of Condition and Income should be directed:                               C477        <-

David E. Stumbaugh, Corporate Accountant 1                                               (614) 480-4847
- --------------------------------------------------------------------------               --------------------------------------
Name and Title (TEXT 8901)                                                               Area code and phone number (TEXT 8902)

Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                             Page RC-22
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:    0 6 5 6 0

SCHEDULE RC-R--RISK-BASED CAPITAL
This schedule must be completed by all banks as follows:  Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1993, must complete items 2 through 9 and Memorandum item 1.  Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1.  Test for determining the extent to which schedule RC-R must be completed.  To be completed
    only by banks with total assets of less than $1 billion.  Indicate in the appropriate                       C480            <-
    box at the right whether the bank has total capital greater than or equal to eight percent          YES        NO
    of adjusted total assets ......................................................     RCFD 6056                               1.
      For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
      If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
    NO has been checked, the bank must complete the remainder of this schedule.
      A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                 (Columm A)                     (Column B)
                                                                            Subordinated Debt (1)                  Other
                                                                              and Intermediate                    Limited-
                                                                              Term Preferred                    Life Capital
Items 2 and 3 are to be completed by all banks.                                    Stock                        Instruments
                                                                      ------------------------------------------------------
                                   Dollar Amounts in Thousands  RCFD    Bil     Mil     Thou    RCFD    Bil     Mil     Thou
- ----------------------------------------------------------------------------------------------------------------------------
2.  Subordinated debt(1) and other limited-life capital
    instruments (original weighted average maturity of
    at least five years) with a remaining maturity of:
    a. One year or less .....................................   3780                    0       3786                    0       2.a.
    b. Over one year through two years ......................   3781                    0       3787                    0       2.b.
    c. Over two years through three years ...................   3782                    0       3788                    0       2.c.
    d. Over three years through four years ..................   3783                    0       3789                    0       2.d.
    e. Over four years through five years ...................   3784                    0       3790                    0       2.e.
    f. Over five years ......................................   3785              249,119       3791                    0       2.f.

3.  Total qualifying capital (i.e., Tier 1 and Tier 2 capital) allowable under the risk-based   RCFD    Bil     Mil     Thou
    capital guidelines ......................................................................   3792               1,213,734    3.

                                                                         (Column A)                     (Column B)
Items 4-9 and Memorandum item 1 are to be completed                        Assets                      Credit Equiv-
by banks that answered NO to item 1 above and                             Recorded                     alent Amount
by banks with total assets of $1 billion or more.                          on the                      of Off-Balance
                                                                        Balance Sheet                  Sheet Items(2)
                                                                RCFD    Bil     Mil     Thou    RCFD    Bil     Mil     Thou
4.  Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:
    a. Assets recorded on the balance sheet:
       (1) Securities issued by, other claims on, and claims
           unconditionally guaranteed by, the U.S. Government
           and its agencies and other OECD central
           governments ......................................   3794            743,946                                      4.a.(1)
       (2) All other ........................................   3795            183,969                                      4.a.(2)
    b. Credit equivalent amount of off-balance sheet items ..                                   3796                    0    4.b.

- ----------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.e, "Total."
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                             Page RC-23
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0
SCHEDULE RC-R--CONTINUED
                                                                                      (Column A)             (Column B)
                                                                                        Assets              Credit Equiv-
                                                                                       Recorded             lent Amount
                                                                                        on the             of Off-Balance
                                                                                     Balance Sheet         Sheet Items (1)
                                                                                   -----------------       -----------------
                                        Dollar Amounts in Thousands                RCFD Bil Mil Thou       RCFD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet:
        (1) Claims conditionally guaranteed by the U.S. Government and its
            agencies and other OECD central government..........................   3,798        44,397                       5.a.(1)
        (2) Claims collaterized by securities issued by the U.S. Govern-
            ment and its agencies and other OECD central governments; by securities issued by U.S. government-sponsored agencies; and
            by cash on deposit..................................................   3,799         4,694                       5.a.(2)
        (3) All other...........................................................   3,800     1,383,353                       5.a.(3)
   b. Credit equivalent amount of off-balance sheet items.......................                           3,801     47,880  5.b.
6. Assets and credit eqivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet......................................   3,802       707,039                       6.a.
   b. Credit equivalent amount of off-balance sheet items.......................                           3,803     41,768  6.b.
7. Assets and equivalent amounts of off-balance sheet items
   assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet......................................   3,804     7,978,842                       7.a.
   b. Credit equivalent amount of off-balance sheet items.......................                           3,805  1,050,527  7.b.
8. On-balance sheet asset values excluded from the calculation of the
   risk-based capital ratio (2).................................................   3,806       (12,724)                      8.
9. Total assets recorded on the balance sheet (sum of
   items 4.a., 5.a., 6.a., 7.a., and 8, column A) (must equal Schedule RC,
   item 12 plus items 4.b. and 4.c).............................................   3,807    11,035,516                       9.


Memorandum
                                                                                      (Column A)             (Column B)
                                                                                       Notional              Replacement
                                                                                       Principal                 Cost
                                                                                        Value               (Market Value)
                                                                                   -----------------       -----------------
                                        Dollar Amounts in Thousands                RCFD Bil Mil Thou       RCFD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------------------
1.  Notional principal value and replacement cost of interest rate and foreign exchange rate contracts (in column B, report only those contracts with a positive replacement cost):
    a. Interest rate contracts (exclude future contracts).......................                            3,808   40,671 M.1.a
        (1) With a remaining maturity of one year or less.......................   3,809     1,966,768                     M.1.a.(1)
        (2) With a reamining maturity of over one year..........................   3,810     4,672,161                     M.1.a.(2)
    b. Foreign exchange rate contracts (exclude contracts with an original
        maturity of 14 days or less and future contracts).......................                            3,811        0 M.1.b.
        (1) With a remaining maturity of one year or less.......................   3,812         8,111                     M.1.b.(1)
        (2) With a remaining maturity of over one year..........................   3,813             0                     M.1.b.(2)
- ---------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Until a final rule on the regulatory capital treatment of the net unrealized holding gains (losses) on available-for-sale securites that is applicable to the reporting bank has taken effect, a bank that has adopted FASB Statement No. 115 should include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g.
    future contracts)  not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the  allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.


Legal Title of Bank:    The Huntington National Bank                             Call Date: 6/30/94 ST-BK: 39-1610 FFIEC 031
Address:                P.O. Box 1558                                                                              Page RC-24
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

                                        OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                                          REPORTED IN THE REPORTS OF CONDITION AND INCOME

                                               at close of business on June 30, 1994


The Huntington National Bank                            Columbus                              ,  Ohio
- ----------------------------------------------------    --------------------------------------   -------------------------------
Legal Title of Bank                                     City                                     State


The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of
Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the
Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS
CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF
INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION
THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statment may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and
Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the
750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR
ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED
THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL
STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

- ------------------------------------------------------------------------------------------------------------------------------------
No comment   /X/ (RCOM 6979)                                                                           C471            C472
                                                                                                       -----------------------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)




                                                              ---------------------------------------------  -----------------------
                                                              Signature of Executive Officer of Bank         Date of Signature


Legal Title of Bank:    The Huntington National Bank                                       Call Date: 6/30/94 ST-BK: 39-1610
Address:                P.O. Box 1558
City, State   Zip:      Columbus, OH 43216
FDIC Certificate No.:   0 6 5 6 0

                                             THIS PAGE IS TO BE COMPLETED BY ALL BANKS

- -----------------------------------------------------------------------------------------------------------------------------------
           NAME AND ADDRESS OF BANK                                          OMB No. for OCC:  1557-0081
                                                                             OMB No. For FDIC:  3064-0052
                                                                       OMB No. For Federal Reserve:  7100-0036
                                                                                Expiration Date:  2/28/95


               PLACE LABEL HERE                                                     SPECIAL REPORT
                                                                             (Dollar Amounts in Thousands)
                                                              ---------------------------------------------------------------------
                                                               CLOSE OF BUSINESS          FDIC CERTIFICATE NUMBER
                                                               DATE                                                   C-700
                                                                   6/30/94                    0 6 5 6 0
- -----------------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
- -----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem
(a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the definitions of "executive officer" and
"extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
- -----------------------------------------------------------------------------------------------------------------------------------
a. Number of loans made to executive officers since the previous Call Report date...................  RCFD 3561         0        a.
b. Total dollar amount of above loans (in thousands of dollars).....................................  RCFD 3562         0        b.
c. Range of interest charged on above loans
   (example: 9 3/4% = 9.75)....................................  RCFD 7701        0.00     % to       RCFD 7702      0.00   %    c.
- -----------------------------------------------------------------------------------------------------------------------------------



- -----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                         DATE (Month, Day, Year)

- -----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                           AREA CODE/PHONE NUMBER (TEXT 8904)

David E. Stumbaugh, Corporate Accountant 1                                                               (614) 480-4847
- -----------------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53  (12-92)


                                                                ITEM 16
                                                                EXHIBIT 8



None. Trustee is not a foreign trustee.

                                                                ITEM 16
                                                                EXHIBIT 9



None. Trustee is not a foreign trustee.